UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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F.N.B. Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 3, 2009

Dear Shareholder:

It is a pleasure to invite you to attend our 2009 Annual Meeting of Shareholders of F.N.B. Corporation (“F.N.B.”). The meeting will be held at 3:30 p.m., Eastern Daylight Time, on Wednesday, May 20, 2009, at the F.N.B. Technology Center Board Room located at 4140 East State Street, Hermitage, Pennsylvania 16148.

At the meeting, you will be asked to consider and vote upon the following: (i) election of the five (5) candidates for election as directors who have been nominated by our Nominating and Corporate Governance Committee; (ii) ratification of the appointment of an independent registered public accounting firm; and (iii) approval of F.N.B.’s overall executive compensation policies and procedures.

Your vote is important regardless of how many shares of stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each.

Whether or not you plan to attend our Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope we have provided to insure that your shares are represented at our Annual Meeting. Alternatively, you may vote via the Internet or by telephone by following the instructions on your proxy card. By voting now you will assure that your vote is counted even if you are unable to attend the Annual Meeting.

Please indicate on the card whether you plan to attend our Annual Meeting. If you attend and wish to vote in person, you may withdraw your proxy at that time.

As always, our directors, management and staff thank you for your continued interest in and support of F.N.B.

Stephen J. Gurgovits
Chairman, President and Chief Executive Officer

April 3, 2009

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the 2009 Annual Meeting of Shareholders of F.N.B. Corporation will be held at 3:30 p.m., Eastern Daylight Time, on Wednesday, May 20, 2009, at the F.N.B. Technology Center Board Room located at 4140 East State Street, Hermitage, Pennsylvania 16148. At our Annual Meeting, our shareholders will vote on the following matters:

1.	Election of the five (5) nominees for directors named in the accompanying proxy statement (namely, Philip E. Gingerich, Robert B. Goldstein, David J. Malone, Arthur J. Rooney, II and William J. Strimbu), each to serve as directors for a term of one year until the next Annual Meeting and until their successors are elected and qualified;

2.	Ratification of the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2009;

3.	Approval of the Corporation’s overall executive compensation policy and procedures; and

4.	Consideration of other matters that properly come before our Annual Meeting and any adjournment, postponement or continuation of our Annual Meeting.

Only shareholders of record as of the close of business on March 11, 2009, are entitled to notice of and to vote at our Annual Meeting.

It is important that your shares be represented and voted at our Annual Meeting, whether you own a few shares or many. Please complete, sign, date and return the enclosed proxy card in the envelope provided or vote via the Internet or telephone, whether or not you expect to attend our Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS,

David B. Mogle, Corporate Secretary

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS MEETING TO BE HELD ON MAY 20, 2009.

THE F.N.B. CORPORTION PROXY STATEMENT AND 2008 ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT http://www.fnbcorporation.com/corpdata/annualreports/2008/proxystatement2009.html

April 3, 2009

One F.N.B. Boulevard
Hermitage, PA 16148

PROXY STATEMENT

This proxy statement contains information relating to the 2009 Annual Meeting of Shareholders (“Annual Meeting”) of F.N.B. Corporation to be held on Wednesday, May 20, 2009, beginning at 3:30 p.m., Eastern Daylight Time, at the F.N.B. Technology Center Board Room located at 4140 East State Street, Hermitage, Pennsylvania 16148, and at any adjournment, postponement or continuation of the Annual Meeting. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about April 3, 2009. Unless the context indicates otherwise, all references in this proxy statement to “we,” “us,” “our,” “F.N.B.,” “Company” or the “Corporation” mean F.N.B. Corporation individually or collectively with its affiliates and subsidiaries, First National Bank of Pennsylvania (also referred to as “FNBPA”), First National Trust Company, First National Investment Services Company, LLC, F.N.B. Investment Advisors, Inc., First National Insurance Agency, LLC, Regency Finance Company, Bank Capital Services Corporation and F.N.B. Capital Corporation, LLC.

ABOUT OUR ANNUAL MEETING

What is the purpose of our Annual Meeting?

There are three proposals that will be presented for your consideration and vote at our Annual Meeting:

•	The election of five directors to serve for a term of one (1) year until the next Annual Meeting and until their successors are elected and qualified;

•	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2009; and

•	The approval of the Company’s overall executive compensation policies and procedures.

Other business may be addressed at the meeting if it properly comes before the meeting. However, we are not aware of any such other business.

The use of cell phones, personal digital assistants (PDA’s), pagers, recording and photographic equipment and/or computers is not permitted in the meeting room at the Annual Meeting.

VOTING

Who is entitled to vote at our meeting?

Our Board of Directors has set March 11, 2009, as the record date for the Annual Meeting. Only F.N.B. holders of our common stock of record at the close of business on the record date, March 11, 2009, are entitled to receive notice of and to vote at our Annual Meeting and any adjournment, postponement or continuation of our Annual Meeting. F.N.B. shareholders who plan to attend the Annual Meeting may obtain driving directions to the meeting location by contacting our investor relations representative, Jennifer DeFazio at (888) 981-6000.

What are the voting rights of our shareholders?

The only class of securities that is outstanding and entitled to vote at the Annual Meeting is common stock of the Corporation. As of the March 11, 2009 record date, 89,037,009 shares of Company common stock were outstanding and entitled to one vote with respect to each matter to be voted on at our Annual Meeting.

How do I vote?

You can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. Our Board of Directors is asking for your proxy. When you or your authorized attorney-in-fact gives us your proxy, you authorize us to vote your F.N.B. stock in the manner you specify on your proxy card. Giving a proxy allows your shares to be voted at the Annual Meeting even if you do not attend the meeting in person. If your shares are in an account at a bank or securities broker (that is, in “street name”), you will receive an instruction card and information about how to give voting instructions.

If you hold your shares directly, to vote by proxy you must do one of the following:

•	Complete, sign, date and return the enclosed proxy card in the envelope provided; the envelope requires no postage if mailed in the United States.

•	Vote by Internet. Instructions are provided on your proxy card. Our Internet voting system has been designed to provide security for the voting process and to confirm that your vote has been recorded accurately. If you vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet service providers and telephone companies.

•	Vote by telephone using the instructions on your proxy card.

•	If you are a registered shareholder and attend our Annual Meeting, you may deliver your completed proxy card in person or request a voting ballot at the meeting. Even if you returned a proxy before the Annual Meeting, you may withdraw it and vote in person.

If you want to vote in person at the Annual Meeting and you hold your F.N.B. shares in an account at a bank or brokerage firm, you will need to obtain a signed proxy card from the brokerage firm or the bank that holds your F.N.B. stock. If your F.N.B. stock is registered in the name of a bank or brokerage firm, you also may be eligible to vote your shares electronically over the internet or by telephone. Many banks and brokerage firms participate in the Broadridge Financial Solutions, Inc. (“Broadridge”) online program. This program provides eligible shareholders who receive a paper copy of this joint proxy statement/prospectus the opportunity to vote via the internet or by telephone. If your bank or brokerage firm is participating in Broadridge’s program, your proxy card will provide the instructions. If your proxy card does not reference internet or telephone information, please complete and return the proxy card in the enclosed self-addressed, postage paid envelope.

Shareholders voting by means of the Internet or telephone, as we provided above, have been authorized by the Company Board and complies with Florida law regarding proxies granted by means of electronic transmission. Shareholders voting in that manner will be treated as having transmitted a properly authenticated proxy for voting purposes.

Who can attend our Annual Meeting?

All shareholders as of the close of business on March 11, 2009, (the record date), or their duly appointed proxies, may attend our Annual Meeting. Even if you currently plan to attend our Annual Meeting, we recommend that you vote by either mailing us your completed proxy card or by submitting your vote via the Internet or telephone as described above so that your vote will be counted at the meeting if you later decide not to attend our Annual Meeting.

If you hold your shares in “street name,” you will need to bring a copy of a brokerage statement reflecting your ownership of Company stock as of March 11, 2009, and check in at the registration desk at our Annual Meeting.

What constitutes a quorum?

The presence at our Annual Meeting, in person or by proxy, of the holders of a majority of our outstanding shares of common stock on the record date (see discussion under the question, “What are the voting rights of our shareholders?”) will constitute a quorum, permitting the conduct of business at our Annual Meeting. If you return a properly completed proxy card or vote in person at our Annual Meeting, you will be considered present for purposes of establishing a quorum. Proxies received, but marked as abstentions, and broker “non-votes,” will be included in the calculation of the number of shares considered to be present for purposes of determining a quorum.

May I change my vote after I return my proxy?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Corporate Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be revoked if you attend our Annual Meeting in person and request that your proxy be revoked. If your proxy is not properly revoked, we will vote your shares as indicated by your most recent valid proxy.

How do I vote if my shares are held in “street name”?

If you hold your shares in “street name” in an account at a bank or brokerage firm, we generally cannot mail our proxy materials directly to you. Instead, your bank or brokerage firm will forward our proxy materials to you and tell you how to give them voting instructions for your F.N.B. shares.

New York Stock Exchange (“NYSE”) rules allow banks, brokers or other nominees to vote shares held by them for a customer on matters that the NYSE determines to be routine, even though the bank, broker or other nominee has not received voting instructions from the customer. A broker “non-vote” occurs when a bank, broker or other nominee has not received voting instructions from the customer and the bank, broker or nominee cannot vote the customer’s shares because the matter is not considered routine under the NYSE rules.

What if I fail to instruct my broker?

Under the NYSE rules, banks, brokers and other nominees may vote shares of the Company common stock that they hold for the benefit of another person, without specific instructions from that person with respect to various matters that the NYSE has determined to be routine (including the election of directors and the ratification of the selection of the independent registered public accounting firm). Therefore, if your shares are held by a broker and you do not give your broker instructions on how to vote your shares, your broker may vote your shares with respect to Proposal 1, Proposal 2 and Proposal 3 as it may determine.

How do I vote my 401(k) Plan shares?

If you participate in the F.N.B. Corporation Progress Savings 401(k) Plan (“401(k) Plan”), you may vote the number of shares of common stock credited to your account as of the record date. You may vote by instructing First National Trust Company, the trustee of our 401(k) Plan, pursuant to the proxy card being mailed with this proxy statement to plan participants. The trustee will vote your shares in accordance with your duly executed proxy card, provided that the trustee receives it by 3:00 a.m., Eastern Daylight Time, on Friday, May 15, 2009.

If you do not send your proxy card, your shares credited to your 401(k) Plan account will be voted by the trustee in the same proportion that it votes the shares for which it did timely receive proxy cards.

You may also revoke a previously given proxy card until 3:00 a.m., Eastern Daylight Time on Friday, May 15, 2009, by filing with the trustee either a written notice of revocation or a properly completed and signed proxy card bearing a later date.

What vote is required to approve each matter?

Action by the shareholders on each of the proposals presented at our Annual Meeting requires the presence of a quorum at the Annual Meeting, in person or by proxy (see discussion under the question, “What constitutes a quorum?”).

Under Proposal 1, directors are elected by a plurality of the votes cast in person or by proxy at our Annual Meeting. “Plurality” means that the five (5) nominees receiving the largest number of votes cast to be elected at our Annual Meeting. Shares cannot be voted for a greater number of persons than five (5) director nominees. At our Annual Meeting, the maximum number of directors to be elected shall be five (5). Shares marked “ABSTAIN” on your proxy card will have no impact on the election of directors. Unless a properly executed proxy card is marked “WITHHOLD” authority as to any or all nominees, the proxy given will be voted “FOR” each of the Corporation’s nominees for director.

The affirmative vote of a majority of the votes cast on Proposal 2 at the Annual Meeting, whether in person or by proxy, is required for approval of Proposal 2. For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Under Proposal 3, approval of the Company’s executive compensation policies and procedures would require that the number of votes cast in favor of the proposal exceed the number of votes cast against it. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether the Company’s executive compensation policies and procedures are approved. Because this shareholder vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Unless you hold your shares in “street name” in an account at a bank or broker if you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of our Board with respect to Proposal 1, Proposal 2 and Proposal 3 (see discussion under the question, “What are our Board’s recommendations?”).

What are our Board’s recommendations?

Our Board of Directors recommends a “FOR” vote on the following proposals to be considered at our Annual Meeting:

•	the elections of Philip E. Gingerich, Robert B. Goldstein, David J. Malone, Arthur J. Rooney, II and William J. Strimbu to serve as directors until our 2010 Annual Meeting and until their successors are elected and qualified;

•	the ratification of the selection of Ernst & Young, LLP as our independent registered public accounting firm for the Company for 2009; and

•	the approval of F.N.B.’s overall executive compensation policies and procedures employed by the Company, as described in F.N.B.’s Proxy Statement for the 2009 Annual Meeting of Shareholders.

Who will pay the costs of soliciting proxies on behalf of the Corporation?

We are making this solicitation and will pay the cost of soliciting proxies for the Annual Meeting, including the expenses of preparing and mailing this proxy statement. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person or by telephone, e-mail or telegram by our regular officers and employees, none of whom will receive special compensation for such services. Upon request, we will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners. F.N.B. has retained the firm of Regan & Associates, Inc. to assist it in the solicitation of proxies and has agreed to pay Regan & Associates, Inc. up to $16,000.00.

How can I be admitted to the meeting?

The proxy card you received allows you to indicate whether you plan to attend our Annual Meeting. When you arrive at the meeting, you will be asked to register inside the entry way to the F.N.B. Technology Center Building. If you hold your F.N.B. shares in “street name” at an account at a bank or broker, your name will not appear on our shareholder list. In such instance, please bring an account statement or a letter from your broker showing your shareholdings as of the March 11, 2009, record date, and present that documentation at the meeting registration desk in order to be permitted to attend our Annual Meeting.

Everyone who attends our Annual Meeting must abide by our rules for the conduct of the meeting.

Who can answer my questions?

Should you have questions concerning these proxy materials or the Annual Meeting, or otherwise wish to request additional copies of this proxy statement or proxy card, you may call David B. Mogle who is F.N.B.’s Corporate Secretary at (888) 981-6000.

How can I avoid receiving more than one set of proxy materials in future years?

If two or more shareholders live in your household, you may have received more than one set of our proxy materials. This may also happen if you maintain more than one shareholder account on the books of our transfer agent. We have made a delivery method for proxy materials called “householding” available to our shareholders. If you consent to “householding,” only one annual report and one proxy statement will be delivered to your address; however, a separate proxy card will be delivered for each account. Please refer to the section titled, “Other Matters” at the end of this proxy statement for more information regarding “householding”.

How can I find out the voting results of our Annual Meeting?

The preliminary voting results will be announced at our Annual Meeting. The final voting results will be published in our quarterly report on Form 10-Q for the second quarter of 2009.

Proposal 1. Election of Directors

General Information Regarding Director Nominees

The Bylaws of the Corporation provide that the Board of Directors shall consist of not fewer than five (5) nor more than twenty-five (25) persons, the exact number to be determined from time to time by the Board.

The Board fixed the number of directors as of the Annual Meeting date at fifteen (15).

The Bylaws had formerly provided for classification of the directors into three classes with the term of office of the directors of each class to expire at the third annual meeting after their election. In consideration of contemporary corporate governance practices and the request of F.N.B. shareholders, the Corporation’s Board of Directors unanimously voted to amend and restate the Corporation’s Bylaws to declassify the Corporation’s Board of Directors on December 17, 2008. Under the amendment, each director in office on December 17, 2008, will continue to serve until the expiration of the term of office to which the director was most recently elected or appointed or the director’s earlier death, resignation, retirement, disqualification or removal. After December 17, 2008, each director who is elected at any meeting of shareholders or appointed to fill a vacancy on the board shall serve a one year term and until such director’s successor is elected and qualified. Therefore, assuming that each currently serving director serves the remaining full term to which he or she was elected or appointed, the Corporation’s shareholders will vote to elect the entire board of directors each year commencing with the annual meeting of shareholders to be held in 2011.

Accordingly, the following former Class II directors, whose terms expire at our Annual Meeting, have been nominated by the Board of Directors for re-election at our Annual Meeting, to continue to serve until the next Annual Meeting in 2010 and the election of their successors: Philip E. Gingerich, Robert B. Goldstein, David J. Malone, Arthur J. Rooney, II, and William J. Strimbu.

Each director shall hold office for the term for which he or she is elected and thereafter until his or her successor is duly elected and qualified or until his or her earlier death, retirement, resignation or removal.

Relevant biographical information concerning the nominees for election at F.N.B.’s Annual Meeting and other Company directors who will remain in office until the expiration of their respective terms is described under the caption titled “Information Concerning Directors and Executive Officers” of this proxy statement.

THE BOARD RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES IDENTIFIED IN THE ABOVE DISCUSSION FOR ELECTION AS DIRECTORS (ITEM 1 ON THE PROXY CARD).

Each of the director nominees has consented to being named in this proxy statement and to serve if elected. In the event one or more of the director nominees is unable or unwilling to serve as a director for any reason (the Corporation knows of no such reason), or should any nominee be unavailable for election by reason of death or other unexpected occurrence, the enclosed proxy, to the extent permitted by applicable law, may be voted by us with discretionary authority in connection with the nomination by the Board and the election of any substitute nominee. In addition, the Board may reduce the number of directors to be elected at the meeting.

Proxies, unless indicated to the contrary, will be voted “FOR” the election of Messrs. Gingerich, Goldstein, Malone, Rooney and Strimbu with terms expiring at the 2010 Annual Meeting.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

The table below lists the names of the five nominees to serve as directors, the ten incumbent directors who will be continuing in office following the Annual Meeting, and each executive officer named in the Summary Compensation Table of this proxy statement, together with: their principal occupations/business experience during the past five years; any family relationship between the officers, directors and nominees; any other current directorships they hold with publicly held companies; their ages; the year in which each director was first elected a director of the Company and the expiration of his/her term; and the amount and percentage of Company common stock which each executive officer or director or nominee owns and the amount owned by all of our executive officers, directors and nominees as a group as of March 11, 2009:

Directors and Executive Officers

				Amount and
				Nature of
			Expiration of	Beneficial
Name and			Term of Office	Ownership of
Principal Occupation		Director	as Director	Common Stock		Percent
(during past 5 years)	Age	Since	(a)	(b)(c)		(d)

Stephen J. Gurgovits*	65	1981	2010	299,867	(e)
Chairman of the Corporation since January 1, 2008; Acting CEO and President of the Corporation since February 11, 2009; CEO of the Corporation from January 2004 to April 2008; Acting CEO and President of FNBPA since February 11, 2009; President of the Corporation from January 2004 to January 2008; Chairman of FNBPA since 2004; and President and CEO of FNBPA 1988 to 2004

William B. Campbell	70	1975	2010	76,223	(f)
Retired Businessman
Henry M. Ekker	70	1994	2011	33,774
Partner of Ekker, Kuster, McConnell & Epstein, LLP, Hermitage, Pennsylvania (law firm)
Philip E. Gingerich◆	71	2008	2009	134,683	(g)
Director of Omega Financial Corporation (bank holding company) from 1994 to 2008; and retired Real Estate Appraiser and Consultant
Robert B. Goldstein◆	68	2003	2009	95,200
Principal of CapGen Financial Advisors LLC, New York, New York, since 2007 (fund manager); Director and Chairman of Executive Committee of Great Lakes Bancorp, Buffalo, New York from 2005 to 2006 (financial services); and Chairman of the Board of Bay View Capital Corp from 2001 to 2006 (financial services)

Dawne S. Hickton	51	2006	2011	6,348
Vice Chairman and CEO of RTI International Metals, Inc. (“RTI”), (titanium company) Pittsburgh, Pennsylvania, since April 2007; Senior Vice President — Administration, Chief Administrative Officer, General Counsel and Corporate Secretary of RTI from 2005 to 2007; and Vice President and General Counsel of RTI from 1997 to 2005

				Amount and
				Nature of
			Expiration of	Beneficial
Name and			Term of Office	Ownership of
Principal Occupation		Director	as Director	Common Stock		Percent
(during past 5 years)	Age	Since	(a)	(b)(c)		(d)

David J. Malone◆	54	2005	2009	26,455	(h)
President and CEO of Gateway Financial, Pittsburgh, Pennsylvania (financial services) since 2004; Vice President and CFO of Gateway Financial from 1997 to 2004
D. Stephen Martz	66	2008	2011	139,441	(i)
Director of Omega Financial Corporation (bank holding company) from 1994 to 2008; Business Development Officer with Omega from 2002 to 2004; and President and Chief Operating Officer of Omega from 1994 to 2002

Peter Mortensen	73	1974	2011	5,562
Chairman of the Corporation from 1988 to 2007; Chairman of the Corporation’s subsidiary, FNBPA 1988-2004; and Chairman of the Corporation’s Executive Committee from 1996 to 2007
Robert V. New, Jr.*#	57	#	#	5,845
CEO of the Corporation from April 1, 2008 to February 11, 2009; President of the Corporation from January 15, 2008 to February 11, 2009; President and CEO of Green Bank, Houston, Texas, from 2006 to 2008; President and CEO of New Consulting Group, Inc. (financial institution consultant), 2005 to 2007; Executive Vice President of Hibernia National Bank, New Orleans, Louisiana, from 2004 to 2005; and Chief Banking Officer of Coastal Banc, Houston, Texas from 2001 to 2004

Harry F. Radcliffe	58	2002	2010	124,605	(j)
Investment Manager
Arthur J. Rooney, II◆	56	2006	2009	13,943
President, Pittsburgh Steelers Sports, Inc., Pittsburgh, Pennsylvania (professional sports franchise); Of Counsel to Buchanan, Ingersoll & Rooney LLP, Pittsburgh, Pennsylvania since 2006 (law firm); and shareholder of Klett, Rooney, Lieber & Schorling LLP, Pittsburgh, Pennsylvania from 1988 to 2006 (law firm)

John W. Rose	59	2003	2010	89,686	(k)
Principal of CapGen Financial Advisors LLC, New York, New York, since 2007 (fund manager); and President of McAllen Capital Partners, Inc., Hermitage, Pennsylvania since 1991 (investment management)

				Amount and
				Nature of
			Expiration of	Beneficial
Name and			Term of Office	Ownership of
Principal Occupation		Director	as Director	Common Stock		Percent
(during past 5 years)	Age	Since	(a)	(b)(c)		(d)

Stanton R. Sheetz	53	2008	2010	112,549
CEO of Sheetz, Inc. (“Sheetz”), 1995 to present (owns chain of convenience stores in Mid-Atlantic states); Director of Sheetz from 1981 to present; Director of Omega Financial Corporation (bank holding company) from 1994 to 2008; Director of Quaker Steak and Lube Restaurant, Inc. from 2005 to present

William J. Strimbu◆	48	1995	2009	61,668
President, Nick Strimbu, Inc., Brookfield, Ohio, since 1994 (common carrier)
Earl K. Wahl, Jr.	68	2002	2011	38,932
Owner, J.E.D. Corporation, Somerset, Pennsylvania (environmental consulting)
Brian F. Lilly*	51	N/A	N/A	39,017
CFO of the Corporation since January 2004; and Chief Administrative Officer of FNBPA since 2003
Vincent J. Calabrese*	46	N/A	N/A	12,835
Corporate Controller of the Corporation since 2007; and Senior Vice President, Controller and Chief Accounting Officer of Peoples Bank, Connecticut from 2003 to 2007
Vincent J. Delie, Jr.*	44	N/A	N/A	16,421
Senior Executive Vice President of FNBPA since June 2008; Regional President and CEO of FNBPA from October 2005 to June 2008; and Executive Vice President and Division Manager of Banking for National City Bank from December 2003 to September 2005

Louise C. Lowrey*	56	N/A	N/A	29,823	(l)
Executive Vice President of FNBPA since January 2005; Senior Vice President of FNBPA from January 2004 to January 2005
All Directors and Executive Officers as a Group (24 persons)	N/A	N/A	N/A	1,509,167		1.7

*	Denotes persons who served as an executive officer of the Corporation during 2008.

◆	Denotes persons nominated for election to the Corporation’s Board of Directors at our 2009 Annual Meeting.

•	Denotes family relationship between any director, executive officer or nominee named in the Summary Compensation Table of this proxy statement.

#	Robert New resigned his positions as the Corporation’s Chief Executive Officer, President and Director on February 11, 2009.

(a)	The term of office for directors expire at the Annual Meeting to be held during the year indicated in this column and upon the election of the directors’ successors.

(b)	Includes the following shares that the director or officer has the right to acquire within sixty days upon exercise of the vested stock options: Mr. Gurgovits, 106,646 shares; Mr. Gingerich, 8,088 shares; Mr. Martz,

20,475 shares; Mr. Radcliffe, 2,937 shares; Mr. Sheetz, 8,088 shares; Mr. Strimbu, 2,138 shares; Mr. Guerrieri, 20,536 shares; Ms. Lowrey, 4,580 shares; and Mr. Orie, 28,494 shares.

(c)	Except as otherwise indicated, each director possesses sole voting power and sole investment power as to all shares listed opposite his or her name or shares these powers with his or her spouse or a wholly-owned company.

(d)	Unless otherwise indicated, represents less than 1% of all issued and outstanding F.N.B. common stock.

(e)	Includes 444 shares owned by Mr. Gurgovits’ wife and 9,506 shares owned by Mr. Gurgovits’ wife as a participant in her personal profit sharing account.

(f)	Includes 2,072 shares owned by Mr. Campbell’s wife.

(g)	Includes 62,682 shares owned by Mr. Gingerich’s wife.

(h)	Includes 2,700 shares owned by Mr. Malone’s children.

(i)	Includes 19,378 shares held in an IRA for Mr. Martz and 887 shares held in an ESOP for Mr. Martz.

(j)	Includes 5,976 shares owned by Mr. Radcliffe’s wife.

(k)	Includes 510 shares owned by Mr. Rose’s wife.

(l)	Includes 1,173 shares owned by the estate of Ms. Lowrey’s husband.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our executive officers and directors, as well as persons who own 10% or more of any class of our equity securities, file reports of their ownership of our securities, as well as statements of changes in such ownership, with the Securities and Exchange Commission (the “SEC”). To our knowledge, based solely on a review of copies of the reports filed on behalf of our directors and executive officers and written representations received from our executive officers and directors (we do not have any shareholders who own 10% or more of any class of our equity securities), no other reports were required, and based on our review of the statements of ownership changes filed by our executive officers and directors with the SEC during 2008, we believe that except for one delinquent Form 4 filing by Messrs. Sheetz, resulting from an inadvertent administrative oversight by the Corporation, all such filings required during 2008 were made on a timely basis.

Security Ownership of Certain Beneficial Owners

We are not aware of any shareholder who was the beneficial owner of more than 5% of the outstanding shares of common stock as of December 31, 2008, except for the entity identified in the table below who has filed a Schedule 13G with the SEC:

			Percent of
	Amount and Nature		Outstanding Common
	of Beneficial		Stock Beneficially
Name and Address	Ownership(1)		Owned(3)

Barclays Global Investors, NA	2,203,252	(2)	2.46%
Barclays Global Fund Advisors	5,214,020	(2)	5.81%

Total	7,417,272	(2)	8.27%
45 Fremont Street San Francisco, CA 94105

(1)	Under the regulations of the SEC, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares.

(2)	According to the Schedule 13G filed under the Exchange Act on February 6, 2009, Barclays Global Investors, NA has sole voting power of 1,996,298 shares and sole dispositive power of 2,203,252 shares, and Barclays Global Fund Advisors has sole voting and dispositive power of 5,214,020 shares.

(3)	Based on 89,700,152 shares of Corporation common stock outstanding as of December 31, 2008.

CORPORATE GOVERNANCE

The Company has developed and operates under corporate governance principles and practices which are designed to maximize long-term shareholder return, align the interests of the Board and management with those of the Company’s shareholders, and promote the highest ethical conduct among the Company’s directors, management and employees.

You can find more specific details about these and other F.N.B. corporate governance policies and practices in this proxy statement and F.N.B.’s Corporate Governance Guidelines available on F.N.B.’s website at www.fnbcorporation.com under the tab, “Corporate Governance,” and then clicking on the heading, “F.N.B. Corporation Corporate Governance Guidelines.” The Corporate Governance Guidelines are also available in print to any shareholder who requests them by contacting us at: F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148 c/o Corporate Secretary. Highlights of portions of the Company’s Corporate Governance Guidelines, as well as some of F.N.B.’s corporate governance policies, practices, procedures and related matters are described below.

•	All of the directors are independent (under the definition of “independence” established by the Corporate Governance Guidelines and the criteria of the NYSE), with the exception of F.N.B. Chairman, President and Chief Executive Officer, Mr. Gurgovits.

•	Shareholders may communicate directly with the Board or any Board Committee, or any individual director.

•	The Audit, Nominating and Corporate Governance and Compensation Committees are composed entirely of independent directors.

•	Each of the regular Board committees has a written charter that is reviewed and reassessed annually.

•	Audit Committee members cannot serve on more than two other public company audit committees without the approval of the Board of Directors.

•	The F.N.B. internal audit function is overseen by our internal auditor, who reports directly to the Audit Committee.

•	The Compensation Committee retained an independent compensation consultant to provide the Committee with advice and guidance on F.N.B.’s executive compensation program.

•	F.N.B. conducts an annual self-evaluation process of the Board, the Audit, Nominating and Corporate Governance and Compensation Committees and the individual F.N.B. directors.

•	F.N.B.’s Code of Conduct and Code of Ethics for directors, officers, and employees are disclosed on the “Corporate Governance” page of F.N.B.’s website at www.fnbcorporation.com, and a copy of these Codes may be obtained by written request to our Corporate Secretary (see instructions in bolded paragraph below).

•	The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders.

•	The Audit, Nominating and Corporate Governance, and Compensation Committee charters are posted at www.fnbcorporation.com under the tab, “Corporate Governance,” and you may obtain a copy of the charters may be obtained by written request to our Corporate Secretary (see instructions in bolded paragraph below).

•	We expect each of our directors to attend director education programs accredited by RiskMetrics Group, at least once every three years.

•	Shareholder voting is confidential.

•	The Board recognizes the importance of independent leadership on the Board, as evidenced by its establishment of a Lead Director position.

This portion of the proxy statement provides an overview of our corporate governance policies and practices including information about our compliance with the NYSE’s corporate governance rules which the SEC has approved. The NYSE’s rules are designed to ensure the integrity of public companies’ corporate governance processes. The NYSE and SEC intend that these disclosures will enhance the transparency of the operations of public company boards of directors.

We encourage you to visit the “Corporate Governance” page of our corporate website at www.fnbcorporation.com for additional information about our Board, its committees, our Corporate Governance Guidelines, Code of Ethics and Code of Conduct of our Company. Additional information on these topics is also included in other sections of this proxy statement.

If you would like to have printed copies of the F.N.B. Corporate Governance Guidelines, the F.N.B. Corporation Codes of Conduct and Ethics or the charters of the Board’s Audit, Nominating and Corporate Governance or Compensation Committees (all of which are posted on our corporate website), please send your written request to: F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148, Attention: Corporate Secretary. We will provide the material at no cost to you.

Director Independence

Background.  As a company that has securities listed on the NYSE, we are required to have a majority of independent members on our Board must be independent. Under the NYSE’s corporate governance rules, no director qualifies as independent unless our Board affirmatively determines that the director has no “material relationship” with F.N.B. The fact that a director or member of a director’s immediate family† (may have a material relationship with F.N.B directly or as a partner, owner, shareholder, or officer of an organization that has a relationship with F.N.B. will not necessarily preclude such director from being nominated for election to the Board. However, the Board may not determine any director to be independent if that director has any relationship covered by one of five bright-line independence tests established by the NYSE, or the categorical independence standards established by F.N.B.’s Corporate Governance Guidelines, as discussed below.

The New York Stock Exchange’s bright-line independence tests.  The NYSE has adopted five bright-line independence tests for directors. The NYSE’s director independence requirements are designed to increase the quality of Board oversight at listed companies and to lessen the possibility that damaging conflicts of interests will influence Board decisions. Each of these tests describes a specific set of circumstances that would cause a director not to be independent from our management. The NYSE’s corporate governance rules do not define every relationship that will be considered material for purposes of determining a director’s independence from our management. Material relationships can include commercial, business, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. For example, one of the bright-line independence tests provides that a director who is an employee of F.N.B. or its affiliates, or whose immediate family member is an executive officer of F.N.B., is not independent until three years after the end of the employment relationship.

The four other bright-line independence tests provide that a director cannot be considered independent if:

•	the director or an immediate family member of the director has received more than $120,000 in direct compensation from F.N.B. or its affiliates, (except for certain permitted payments such as directors fees) during any twelve-month period;

•	the director or an immediate family member of the director is employed by or a partner of either F.N.B.’s internal or external auditors;

•	the director or an immediate family member of the director has been an executive officer of another company at the same time any of F.N.B.’s executive officers served on the compensation committee of such company; and

(† The F.N.B. Corporate Governance Guidelines incorporate the NYSE definition of the term “immediate family member” to include a director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone who resides in the director’s home.

•	the director is a current employee, or an immediate family member of the director is a current executive officer of, a company that makes payments to, or receive payments from, F.N.B. above annual thresholds specified by the NYSE.

Categorical standards of director independence adopted by our Board of Directors.  The NYSE’s corporate governance rules permit a listed company’s board of directors to adopt categorical standards of director independence. Categorical standards permit a board of directors to determine in advance that specific categories of relationships between a listed company and a director do not, by themselves, render a director non-independent. Of course, categorical standards of independence cannot override or lower the standards in the bright-line independence tests established by the NYSE. Categorical standards are intended to assist a board in making determinations of independence. The NYSE recognizes that the adoption and disclosure of categorical standards provide investors with an adequate means of assessing the quality of a board’s independence and its independence determinations, while avoiding excessive disclosure of immaterial relationships.

Our Board, acting on the recommendation of its Nominating and Corporate Governance Committee, has adopted categorical standards of independence. Our Board applies these standards at least annually in determining the independence of the individual members of F.N.B.’s Board of Directors. These categorical standards are set forth in the F.N.B. Corporation Corporate Governance Guidelines, and can be found on our website at www.fnbcorporation.com under the tab for “Corporate Governance.”

The F.N.B. categorical standards of independence generally provide, among other things, that ordinary course business relationships do not constitute material relationships. These categorical standards generally permit directors (or any entity or partnership of which such director or immediate family member is an officer, partner, director or 10% equity owner) to provide consulting, legal, business or other services or products within ordinary course relationships as long as these relationships do not represent a significant financial relationship for F.N.B. or the service or product provider. A significant financial relationship is deemed not to exist if such service or product provider has made payments to, or received payments from the Company, or its affiliates, in an amount that, in any of the last five fiscal years does not exceed the greater of $1,000,000 or 2% of such entity’s consolidated gross revenues.

Also, under F.N.B.’s categorical standards, the determination of whether a director is independent includes an evaluation of any transactions and relationships between each director, any member of his or her immediate family or his or her related business entities and the Company or its subsidiaries and affiliates. Our categorical independence standards generally require the F.N.B. Board of Directors to examine the relevant facts and circumstances involved in transactions and relationships between directors, including their immediate family members, any entity or partnership in which they or their immediate family members have an ownership interest or employment relationship, (subsequently such relationships are referred to in this proxy statement as “related business interest(s)”), and our Company or affiliates or transactions with members of our senior management. In instances where a director, officer, his/her immediate family member or related business interest(s) is a client of F.N.B., or any of its affiliates, such business relationship will not be deemed to be material if it was entered into in the ordinary course of business on terms substantially similar to those that would be offered to comparable customers in similar circumstances, and termination of the business relationship is not reasonably expected to have a material adverse effect on the financial condition, results of operations, or business of F.N.B., its affiliates or the director, his/her immediate family member or the related business interest(s).

F.N.B.’s categorical standards provide that a material relationship will not be considered to exist where F.N.B.’s contributions to a non-profit entity, for which an F.N.B. director is an officer, do not exceed 5% of the non-profit’s total revenues.

Because banking is a significant portion of our business, attention is given to lending and other financing transactions involving a director, his or her immediate family member and entities which they control, and FNBPA or any of its affiliates. Our Board of Directors has determined that a director’s independence is not affected where there is a loan relationship made in the ordinary course between FNBPA and the director, his/her immediate family member or related business interest(s) or immediate family member and such loan conforms with applicable bank policies and federal regulatory requirements, is performing in accordance with its contractual terms and has not been adversely classified or specifically mentioned by the federal bank examiners or FNBPA’s internal loan review process. In addition a director’s participation in subordinated debt, private equity, mezzanine financing or other financial transactions entered into by our subsidiary, F.N.B. Capital Corporation, LLC, will not be deemed to create a material relationship if the director, the director’s immediate family member, or the related business interest, participates in such transaction and the transaction is made on terms substantially the same as those pursuant to which F.N.B. Capital Corporation, LLC participates, unless the director or immediate family member is an officer, director or owner of 10% or more of the equity of the enterprise, business or entity to which F.N.B. Capital Corporation, LLC provides such financing or equity.

Where a director or a director’s immediate family member is associated as a partner or associate of, or of counsel to, a law firm that provides services to the Company or any of its affiliates, such relationship will not be deemed material if neither the director nor an immediate family member of the director provides such services to F.N.B. or its affiliates and the payments received from F.N.B. or its affiliates do not exceed 2% or $1,000,000, whichever is greater, of the law firm’s gross revenues in any of the prior five years.

Also, the Corporate Governance Guidelines require that the Board “broadly consider all relevant facts and circumstances” especially in situations not covered by the NYSE bright-line or F.N.B.’s categorical independence standards.

As required by the NYSE’s corporate governance rules, we disclose in this proxy statement any director relationships with us that meet either the NYSE bright-line independence tests or F.N.B.’s categorical independence standards. In certain limited cases, a director may have a relationship that is described by a categorical independence standard and NYSE bright-line independence test. In such a case, the bright-line test will determine whether the director’s relationship is a material relationship that prohibits a determination of independence by our Board.

Director Independence Determinations

On February 18, 2009, the Board, with the assistance of the Nominating and Corporate Governance Committee, conducted an evaluation of director independence, based on the director independence standards set forth in the Company’s Corporate Governance Guidelines, the NYSE rules and applicable SEC rules and regulations. In connection with this review, the Board evaluated banking, commercial, business, investment, legal, charitable, consulting, familial or other relationships with each director or immediate family member and their related business interest(s) and the Company and its affiliates, including those relationships described under the caption, “Related Persons Transactions,” in this proxy statement.

As a result of this evaluation, the Board affirmatively determined that each of Messrs. Campbell, Ekker, Gingerich, Goldstein, Martz, Malone, Mortensen, Radcliffe, Rooney, Rose, Sheetz, Strimbu and Wahl and Ms. Hickton is an independent director under the Company’s director independence standards, the NYSE rules and the applicable SEC rules and regulations. In connection with the evaluation, the Board considered that in addition to the fact that the Company’s various affiliates provided lending, wealth management, insurance and other financial services in the ordinary course of business to certain of the directors, their immediate family members and their related business interest(s), some directors, their immediate family members and their related business interest(s) provided services to the Company and its affiliates or participated in transactions with the Company’s merchant banking affiliate, and concluded that none of these relationships were material. In particular, the Board considered the following relationships:

•	In 2007 and 2008, Director Rose and Director Goldstein provided subordinated financing to business enterprises to which the Company’s subsidiary, F.N.B. Capital Corporation, LLC, also provided financing. However, prior to these transactions neither Director Rose nor Director Goldstein had any ownership interest in these enterprises nor were either of them a director or officer of these entities. Further, Directors Rose and Goldstein’s participation in the subject financing arrangements were on the same terms as were negotiated by F.N.B. Capital Corporation, LLC.

•	Director Rooney is “of counsel” to a law firm that provided legal services to an F.N.B. affiliate in 2008. Moreover, Director Rooney did not receive special consideration, including bonuses, as a result of the legal services provided to the Company. The legal fees paid by the Company and its affiliates to the law firm in 2008 was less than the threshold amount prescribed under the NYSE “brightline” standard and did not approach the 2% of consolidated revenue threshold contained in the Company’s categorical independence standards.

•	FNBPA leases a corporate box at Heinz Field in Pittsburgh, Pennsylvania, and has purchased tickets and paid for food and beverages to entertain clients at various events held there, including Pittsburgh Steelers’ football games. Director Rooney is President and part owner of the Pittsburgh Steelers Sports, Inc. The total amount paid by FNBPA in connection with the corporate box lease and ticket purchases made in connection with the use of the corporate box was less than the threshold amount prescribed under the NYSE “brightline” tests and the F.N.B. categorical director independence standards and constitutes in the aggregate a nominal portion of the Pittsburgh Steelers Sports, Inc.’s consolidated gross revenues in 2008. Director Rooney does not receive any special consideration, including any bonus, as a result of this relationship.

•	To our knowledge, the aggregate grants, donations and contributions made by the Company or its affiliates to any non-profit organization for which one of our directors served as an officer did not exceed 2% of such organization’s consolidated gross revenues in 2008.

Our Board affirmatively determined that Mr. Gurgovits is not independent under the NYSE corporate governance rules and F.N.B.’s categorical director independence standards because he is the principal executive officer of the Company.

Executive Sessions of the Board of Directors

The Company’s policy is that our Board of Directors hold at least one executive session per year exclusively attended by outside independent members of the Board. The Lead Director presides at each executive session meeting. The Board conducted one (1) executive session in 2008, which was attended exclusively by independent and non-management directors. Additionally, the Board conducted one (1) executive session which was comprised exclusively of outside directors. For more information about the role of the Lead Director, please see the discussion below under the caption “Our Board of Directors and Its Committees — Lead Independent Director” and the description in our Corporate Governance Guidelines found under the “Corporate Governance” tab of the Company’s website at www.fnbcorpoation.com in this proxy statement.

OUR BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

Our Board of Directors met twelve (12) times in 2008. All directors, except for Mr. Rooney, attended at least 75% of the aggregate number of meetings of the Board of Directors and the respective committees on which such director served. Except for one director who was unable to attend due to travel considerations, all of our directors attended our 2008 Annual Meeting. It is the policy of our Board of Directors that our directors are expected to attend our Annual Meeting. Our Board of Directors has an Executive Committee, an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and a Risk Committee.

Lead Independent Director

The Board has long recognized the importance of independent leadership on the board and toward that end established the designation of Lead Director. As provided in the Corporate Governance Guidelines, the outside, independent directors annually elect the Lead Director (who must be an independent director) for a one-year term. In 2008, the independent directors elected Mr. Campbell to serve as the Board’s Lead Director. The duties and responsibilities of the Lead Director include, but are not limited to, the following:

•	Assist the Board in fulfilling its responsibility for reviewing, evaluating and monitoring the Corporation’s strategic plan by meeting with the Corporation’s Chief Executive Officer to monitor and remain knowledgeable regarding the status of such plan;

•	Maintain liaison and communications with the Corporation’s Chairman, other directors and Chief Executive Officer for the purpose of coordinating information flow among the parties with the goal of optimizing the effectiveness of the Corporation’s Board and Board Committees;

•	Serve as a conduit of information and feedback among the Corporation’s Chairman, directors and Chief Executive Officer between Board meetings;

•	Coordinate the review and resolution of conflict of interest issues with respect to members of the Corporation’s Board as they may arise;

•	Coordinate and develop the agenda for, and preside at, executive sessions of the Corporation’s Board; and

•	Preside at meeting(s) of the Company’s non-management directors.

Executive Committee

Our Executive Committee met fifteen (15) times in 2008. Messrs. Campbell, Goldstein, Gurgovits, Mortensen, Rose and Radcliffe are the members of our Executive Committee. Mr. New served on the Executive Committee from June 2008 to February 2009. The purpose of our Executive Committee is to provide an efficient means of considering such matters and taking such actions as may require the attention of our Board of Directors or the exercise of our Board of Directors’ powers or authorities, consistent with Florida law and the Company bylaws, in the intervals between regular meetings of our Board of Directors.

Audit Committee

The members of our Audit Committee are Messrs. Malone, Martz, Radcliffe and Strimbu. Our Audit Committee selects our independent auditors and reviews our financial reporting process, audit reports and management recommendations made by our independent registered public accounting firm. The Audit Committee met eleven (11) times during fiscal year 2008. In addition, the Chairman of the Audit Committee met quarterly with management and internal and external auditors to review our earnings press releases and periodically to discuss various routine matters with management. A copy of our Audit Committee Charter is posted on our website at www.fnbcorporation.com under the “Corporate Governance” tab.

Our Board has reviewed the requirements of the NYSE and the SEC regarding the independence and financial acumen of the members of our Audit Committee and has determined that the Audit Committee is in compliance with such requirements. In addition, our Board has determined that the Chairman of our Audit Committee, Mr. Radcliffe, by virtue of his extensive career in business and experience in the areas of banking, finance, investments and business generally, qualifies as an “audit committee financial expert” within the meaning of applicable requirements of the SEC and the NYSE. Mr. Radcliffe and each of the other members of the Audit Committee are independent under the NYSE independence standards.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Ms. Hickton and Messrs. Campbell, Ekker and Wahl. All of the Nominating and Corporate Governance Committee members satisfy applicable SEC and NYSE independence standards and the independence criteria specified in our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee met six (6) times in 2008. A copy of the Charter of our Nominating and Corporate Governance Committee is posted on our website at www.fnbcorporation.com under the “Corporate Governance” tab. The Nominating and Corporate Governance Committee assists in developing standards concerning the qualifications of the Board and composition of the Corporation’s and its affiliate’s Boards; recommends director candidates to stand for election to the Company’s Board and director appointments to the Company’s affiliate Boards and affiliate advisory boards and seeks to promote the best interest of the Company and its shareholders through the implementation of prudent and sound corporate governance principles and practices. The Nominating and Corporate Governance Committee coordinates the Board’s self-assessment process and assists in the development of Board education and training initiatives. In making its recommendations, our Nominating and Corporate Governance Committee conducts a review and assessment of the nominee’s judgment, experience, temperament, independence and compatibility with the Company’s culture, understanding of the Company’s finances, business and operations, attendance at meetings and such other factors as the Nominating and Corporate Governance Committee considers relevant. In general, our Nominating and Corporate Governance Committee seeks to balance the needs for professional knowledge, business expertise, varied industry knowledge, financial acumen and CEO-level management experience.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders if the recommendation is submitted according to the procedures specified in the Corporation’s Bylaws and under the caption titled “Shareholder Proposals” in this proxy statement. The recommendation must be submitted in writing to the Corporate Secretary by the deadline specified in the Corporation’s Bylaws to the address indicated in the discussion under the caption titled “Shareholder Proposals” in this proxy statement. Such recommendations shall include the name, age, citizenship, business and residence addresses, qualifications, including principal occupation or employment, and directorships and other positions held by the proposed nominee in business, charitable and community organizations. Information must also be provided concerning: (i) any commercial, industrial, banking, consulting, legal, accounting, charitable, familial or other relationships involving the proposed nominee and us that may be relevant in determining whether the proposed nominee is independent of us under the then applicable rules of the SEC and the NYSE and the independence criteria set forth in our Corporate Governance Guidelines and (ii) the educational, professional and employment-related background and experience of the proposed nominee, together with any other facts and circumstances that may be relevant in determining whether the proposed nominee is an “audit committee financial expert” under the applicable rules of the SEC and the NYSE.

In performing its corporate governance function, the Nominating and Corporate Governance Committee performs the following responsibilities: (i) reviews the qualifications and independence of the members of the Board and its various Committees on a regular periodic basis (at least annually); (ii) recommends to the Board the Company’s corporate governance principles and practices to be included in the Company’s Corporate Governance Guidelines; (iii) recommends independence standards to be used by the Board in making determinations regarding the independence of the Company’s directors; (iv) monitors compliance with the Company’s Corporate Governance Guidelines; and (v) assists the Board in its annual review of the Board’s performance.

Risk Committee

The Risk Committee had seven (7) meetings in 2008. The primary responsibilities of the Risk Committee are to assist the Board in reviewing and overseeing information regarding the Company’s significant policies, procedures and practices relating to the Company’s management of its enterprise-wide risk program, including establishing acceptable risk tolerance levels for the Company. The following directors are current members of the Risk Committee: Messrs. Gingerich, Rose, Sheetz and Strimbu.

Compensation Committee

Information concerning the Compensation Committee membership, number of meetings held in 2008 and the Committee responsibilities are discussed under the caption, “Executive Compensation and Other Proxy Disclosures,” in this proxy statement. A copy of the Compensation Committee charter is posted under the “Corporate Governance” tab of our website at www.fnbcorporation.com.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board (the “Committee”) has reviewed and discussed the matters contained under the title, “Compensation Discussion and Analysis,” of this proxy statement with the Company’s management and, based on such review and discussions, the Committee recommended to the Board that the compensation discussion and analysis be included in this proxy statement. Portions of this proxy statement, including the compensation discussion and analysis, have been incorporated by reference into the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2008.

Respectfully submitted,

Robert B. Goldstein, Chairman
Dawne S. Hickton
David J. Malone
Arthur J. Rooney, II
John W. Rose

EXECUTIVE COMPENSATION AND
OTHER PROXY DISCLOSURE

Compensation Committee

The members of the Compensation Committee during 2008 were Mr. Goldstein as Chairman, Messrs. Malone, Rooney, Rose and Strimbu. Mr. Strimbu ceased being a member of the Committee in June 2008. In February 2009, Ms. Hickton became a member of the Committee. None of the foregoing members have ever been employed by the Company or FNBPA, other than Mr. Rose, and no such member had, during our last fiscal year, any relationship with us requiring disclosure under Item 404 of Regulation S-K or under the Compensation Committee Interlocks disclosure requirements of Item 407(e)(4) of Regulation S-K. Each Committee member has been determined to be independent under the NYSE Rules, and are non-employees under the meaning of Rule 16b-3 under the Exchange Act; however, since Mr. Rose is not an “outside director” for purposes of Section 162(m) of the Internal Revenue Code he does not vote in compensation related matters. Our Board of Directors has delegated the responsibility of setting the compensation of the Company’s Chief Executive Officer, senior officers and directors to the Committee. The Committee met eight (8) times in 2008. A copy of the Compensation Committee charter is posted under the “Corporate Governance” tab of our website at www.fnbcorporation.com.

Authority and Responsibilities

The Committee administers the Company’s executive compensation program, including the oversight of executive compensation policies and decisions, administration of the annual cash incentive award plan applicable to executive officers and administration of the Company’s equity incentive plan. The Committee administers and interprets the Company’s qualified and non-qualified benefit plans, establishes guidelines, approves participants in the non-qualified plans, approves grants and awards, and exercises other power and authority required and permitted under the plans and the Committee’s charter. The Committee also reviews and approves executive officer, including Chief Executive Officer, compensation, including, as applicable, salary, short-term incentive and long-term incentive compensation levels, perquisites, equity compensation, severance arrangements and other forms of executive officer compensation. The Committee’s charter reflects its responsibilities, which the Committee reviews annually, and recommends any proposed changes to the Board.

Delegation

From time to time, the Committee delegates authority to fulfill various functions of administering the Company’s plans to employees of the Company. Specifically, the Committee delegates administration of the Company’s qualified plans to the Pension Committee, which is a Committee of senior officers of the Company having the appropriate expertise, experience and background in handling defined benefit and defined contribution plans.

Consultants

The Compensation Committee engaged Mercer (US) Inc. (“Mercer”) to assist it in evaluating the compensation practices at F.N.B. and to provide advice and ongoing recommendations regarding Chief Executive Officer, Named Executive Officer and director compensation that are consistent with F.N.B.’s business goals and pay philosophy. Mercer provides market information and analysis as background to decisions regarding total compensation, including base salary and short and long-term incentives, for the Chief Executive Officers, the Named Executive Officers and other senior officers and directors. Mercer is not affiliated with F.N.B. nor did it provide any other services or perform other work for the Company in 2008.

Mercer reports directly to the Chairman of the Compensation Committee. In performance of its duties, Mercer interacted with the Chief Executive Officer, the Chief Financial Officer, the Director of Human Resources, the Corporate Counsel and other Company employees. Additionally, Mercer communicated with, took direction from, and regularly interacted with the Chairman of the Compensation Committee and other members of the Compensation Committee in addition to attending Compensation Committee meetings on an as needed basis.

Compensation Discussion and Analysis

This section discusses the material factors involved in the Company’s decisions regarding the compensation of the Named Executive Officers (as defined in the discussion under the caption, “Summary Compensation Table,” of this proxy statement) during 2008. The specific amounts paid or payable to the Named Executive Officers are included in the tables and narrative under the title, “Summary Compensation Table,” of this proxy statement. The following discussion cross-references the specific tabular and narrative disclosures where appropriate.

Objectives

F.N.B. seeks to link the interest of shareholders and management in creating long-term shareholder value through its compensation program. F.N.B. believes it will accomplish this objective and attract and retain highly motivated and talented employees by linking compensation to individual performance and short and long-term Company performance. The Committee designed F.N.B.’s compensation program to result in increased compensation when performance is above targeted or benchmarked standards and decreased total compensation when performance is below targeted or benchmarked standards.

Elements of Compensation

Overview

F.N.B. has divided executive compensation into five broad categories: (i) base salary, (ii) short-term annual incentive bonus, (iii) long-term incentive compensation, (iv) retirement and post-employment benefits and (v) other benefits and perquisites. F.N.B. uses its incentive programs to reward its Named Executive Officers (and other senior officers) for individual and Company performance. Overall, the awards under the plans are designed to vary with position and level of responsibility reflecting the principle that the total compensation opportunity should increase with position and responsibility while, at the same time, putting a greater percentage of each Named Executive Officer’s compensation “at risk” based on Company and individual performance.

Benchmarks

F.N.B. desires that its compensation programs be competitive in the marketplace. Thus, for purposes of 2008 compensation, F.N.B. compared itself against an appropriate group of financial services companies with assets in the $3 billion to $12 billion range. For purposes of comparing base salary, annual incentives, and long-term compensation, the Committee conducts a review of its benchmarks throughout the year, with assistance from Mercer, using a variety of methods such as direct analysis of proxy statements of other financial services companies, as well as a review of compilation of survey data of companies of a similar size published by several independent consulting firms and customized compensation surveys performed by independent consulting firms. Overall, the Committee’s intention is to have base compensation be in the fiftieth percentile (50%) of compensation paid by competitors for comparable positions, with an annual bonus and long-term incentive opportunity such that, if a Named Executive Officer realizes the incentives, at the maximum level, his or her total compensation will be above the median and in the third quartile.

In setting 2008 Named Executive Officer compensation, the Committee reviewed the above survey data and the proxy data of a group of 13 financial services companies located in Pennsylvania, Ohio, New York, New Jersey, Delaware, Maryland and West Virginia (“Peer Group”). The Company believes the Peer Group is representative of the market in which we compete for talent and includes companies of similar size and product and service offerings. Additionally, with the assistance of Mercer, the Committee regularly reviews the Peer Group to assure that it remains an appropriate benchmark for F.N.B. At the time of setting 2008 compensation, F.N.B.’s asset size was slightly less than the median of the Peer Group. The 13 companies in the Peer Group are:

Community Bank System, Inc.	Park National Corporation
First Commonwealth Financial Corporation	Provident Bancshares
First Financial Bancorp	Susquehanna Bancshares, Inc.
Firstmerit Corporation	United Bankshares, Inc.
Irwin Financial Corporation	Valley National Bancorp
NBT Bancorp	Wilmington Trust Company
Old National Bancorp

The Company uses a separate peer group to determine whether it has met its long-term incentive performance targets (“LTI Peer Group”). The Committee has changed the LTI Peer Group on an as needed basis to adjust for the growth in the Company. The Committee believes this larger peer group is appropriate for measuring long term compensation since the awards remain outstanding for four years as a smaller peer group may not provide a meaningful comparison. For 2008 awards, the Company compares its performance to the LTI Peer Group which contains commercial banks having assets in the $3 billion to $16 billion range located in the Mid-Atlantic and Midwest regions‡(. At the time of the awards, there were 36 organizations in this LTI Peer Group. The Committee believes the LTI Peer Group is diverse and provides the necessary depth to be meaningful in setting relative goals.

The various components of the Named Executive Officers’ total compensation are detailed below.

Base Salary

•	Why the Company pays this Component

The Company provides base salary to all salaried employees including the Named Executive Officers, in order to provide them with a degree of financial certainty. Competitive base salaries further the Committee’s compensation program objectives by allowing the Company to attract and retain talented employees by providing a fixed portion of compensation upon which all employees can rely. Base salary is the only fixed portion of our Named Executive Officers’ compensation.

•	How the Company determines the Amount

Year-to-year, the Company determines adjustments to each Named Executive Officer’s base salary based upon an assessment of his or her performance versus job responsibilities, including the impact of such performance on F.N.B.’s financial results. The Committee targets base salary for Named Executive Officers at the median for its Peer Group. The Company reviews base salary annually and adjusts it as the Company deems appropriate. In certain cases, the Company increases base salary in order to raise the Named Executive Officer’s annual salary to reflect more closely the annual salaries of comparably performing Peer Group executives.

The Committee reviewed its compensation philosophy relevant to Mr. Gurgovits’ compensation for 2008, including the annual incentive bonus paid in 2008 for 2007 performance and his restricted stock awards. The Committee further analyzed Mr. Gurgovits’ salary compared to other Peer Group CEO’s compensation. The Committee believes that Mr. Gurgovits’ dedication to and leadership of the Company have been important to the Company’s stability and continued profitability.

The Committee set Mr. New’s salary as part of the negotiations with him when he was hired as CEO-elect, with the anticipation that he would become CEO in April. Each of Mr. Gurgovits’ and Mr. News’ total compensation is at a level competitive with Chief Executive Officers’ salaries within the financial services industry and within the thirteen bank Peer Group more particularly described above and is consistent with the Company’s philosophy.

The Committee also reviewed the other Named Executive Officer’s compensation to determine whether each of their base salary was consistent with the compensation philosophy. The 2008 salaries of Messrs. Gurgovits, New and Lilly, as set forth in the Summary Compensation Table, were greater than 9% below the market median of the Mercer survey data. Mr. Calabrese’s salary exceeded the median by less than 5% and his increase over the prior year represented a performance increase consistent with the CFO’s assessment of his performance and consistent with the salary increases in the survey data provided by Mercer.

Mr. Delie assumed a significantly expanded role during the course of 2008 and received a salary increase at that time. Based on those additional duties Mr. Delie’s salary appears to be approximately 5% above the

(‡ The Mid-Atlantic region includes Delaware, Maryland, New Jersey, New York, Pennsylvania, Virginia and West Virginia. The Midwest region includes Illinois, Indiana, Iowa, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nebraska, North Dakota, Ohio, South Dakota and Wisconsin.

market median. Ms. Lowrey assumed additional decision making authority in 2008. At the time she assumed the new role, it was difficult to fully assess her position versus the market median; however, her salary appears to be approximately 5% below the market median.

•	Relation of Base Salary to Other Components of Compensation

A Named Executive Officer’s base salary is a reference point for the Company’s annual incentive opportunities. The Company determines the level at which each Named Executive Officer participates in the annual executive incentive compensation program (“EIC Plan”) under the 2007 Incentive Plan (“2007 Plan”). This level is typically expressed in a percentage amount. For example, if a Named Executive Officer participates in the EIC Plan at the 35% level, it means that the Named Executive Officer’s target incentive opportunity would be the Named Executive Officer’s base salary multiplied by 35%. In addition, prior to 2007, base salary was the only component of compensation in the formula under which a Named Executive Officer’s pension benefit accrued under the Company’s Pension Plan. A Named Executive Officer may also defer a portion of his or her base salary and bonus into the Company’s 401(k) Plan.

Annual Incentive Awards

The Company paid cash bonuses to Named Executive Officers under our EIC Plan, as more particularly stated in the Summary Compensation Table and Grants of Plan-Based Awards table. The EIC Plan provides additional compensation to Named Executive Officers based on the Company’s achievement of certain financial objectives. The EIC Plan is open to each Named Executive Officer and all other salaried personnel selected by the Company’s Chief Executive Officer and the Compensation Committee for participation.

•	Why the Company pays this Component

The Company believes that a significant amount of compensation should be contingent on Company performance. By putting a portion of the Named Executive Officers’ and senior officers’ total short-term compensation “at-risk,” the Company expects to drive the Company’s annual performance while increasing long-term shareholder value. These goals are critical to the Company’s earnings per share and total shareholder return, which are important measures to both the Company and its shareholders. Thus, by paying annual incentive compensation, the Company links its performance to increasing shareholder value.

•	How the Company determines the Amount

F.N.B. targets short-term, annual incentive compensation of the Chief Executive Officer and the other Named Executive Officers such that short-term incentive compensation is tied directly to both corporate and individual performance. Corporate performance is based upon the Company’s performance relative to its overall annual performance plan goals as approved by the Board of Directors, including goals related to net income and earnings per share. All annual bonuses are discretionary, with the Compensation Committee establishing bonuses for the Chief Executive Officer and other Named Executive Officers. The target bonuses for the Chief Executive Officer and the other Named Executive Officers range from 35% to 60% of base pay.

The Committee establishes an annual bonus pool based upon the Company’s performance versus the target net income goal set by the Board of Directors. Additionally, the Committee has discretion to consider unusual factors and their resulting effect on corporate performance, i.e., significant merger and acquisition transactions, unusual investment gains or losses, corporate and balance sheet restructuring, significant asset sales and other items the Compensation Committee deems appropriate in determining whether the Company met the target goal. The pool is a product of the annual salaries of the participants multiplied by the participants’ target payout levels. If the Company fails to achieve 80% of the target goal, the plan does not provide for any annual incentive compensation payout to the Chief Executive Officer, the other Named Executive Officers or other senior officers. Additionally, if the Company exceeds the goal as set by the Board of Directors, then the plan provides for annual incentive payments that are higher than the target bonus for each Named Executive Officer and other senior officers.

The Company has targeted its annual incentive compensation to vary significantly based upon performance against the annual target net income goal. Therefore, there is a significant “upside” and “downside” potential. Annual incentive awards provide the potential for payment to the Named Executive Officers at or above the target level if the Company performance is at or above the target net income goal. Similarly, if Company performance is below the target net income goal, the compensation of Named Executive Officers also will be below the target bonus amount. The EIC Plan provides for an increase over target if the Company’s performance exceeds plan from 1% to 20% of goal. For each 1% the Company deviates from its net income goal, the annual incentive compensation pool is affected by 5%. For example, if the Company exceeds its net income goal by 2%, then a Named Executive Officer’s annual incentive bonus payment may be increased up to 10% more than his or her target bonus amount. Likewise, if the Company misses its target goal by 5%, then each Named Executive Officer’s potential bonus amount is reduced by 25%.

Once the Committee establishes the pool amount, it exercises discretion to determine whether each Named Executive Officer will receive his targeted amount of annual incentive compensation. The Company goal for all Named Executive Officers, except Mr. Delie, is based on total Company performance. Mr. Delie’s goal is a factor using both the performance of the Company, weighted 30%, and its subsidiary, FNBPA, weighted 70%. The EIC Plan gives the Committee discretion to increase and decrease individual awards from the plan targets; however, the annual pool cannot be increased.

In 2008, the Company did not reach 80% of the target net income goal. Nonetheless, the Company paid Mr. Gurgovits a retention bonus as he is entitled to such by contract if he is employed on December 31 of each year that his employment agreement remains in effect. Also reflected in the Summary Compensation Table and Grants of Plan-Based Awards tables and accompanying narrative are the discretionary incentive compensation awards the Committee awarded for the strong performance of Mr. Calabrese and Ms. Lowrey. Mr. Calabrese was critical in, among other things, overseeing the accounting issues related to acquisitions and development of the valuation methodology and assessment of the Company’s portfolio of trust preferred securities. Ms. Lowrey successfully managed the data conversion and operations integration of two mergers with no adverse customer impact.

•	Relation of Annual Incentives to Other Components of Compensation

As noted above under the Base Salary discussion, the annual incentive compensation is directly related to base compensation. Additionally, due to a change in the defined benefit pension plan effective January 1, 2007, the bonus paid to the Named Executive Officers and all other participants in the defined benefit plan, is also used in calculating the participant’s retirement benefit. A Named Executive Officer may also defer a portion of his or her bonus into the Company’s 401(k) Plan.

Long-Term Awards

The Company awarded service-based and performance-based restricted stock awards to our Named Executive Officers under our 2007 Plan as more particularly stated in the Grants of Plan-Based Awards table. The restricted stock awards provide additional compensation to Named Executive Officers, and other senior management based on the Company’s achievement of certain financial objectives and the Named Executive Officer or other Senior Officer remaining continuously employed. The 2007 Plan is open to each Named Executive Officer and all other salaried personnel selected by the Company’s Chief Executive Officer and the Compensation Committee for participation.

•	Why the Company pays this Component

In recent years, the Compensation Committee has placed greater emphasis on restricted stock based awards, both performance and service-based, as a means to increase long-term stock ownership by Named Executive Officers and to reward management for creating long-term shareholder value. Based upon various factors, including the Company’s commitment to its shareholders to be a value oriented, high-dividend paying company, the Company currently does not award stock options. The Compensation Committee has determined that it is in the Company’s best interest to continue to rely on granting equity-based awards as restricted stock and restricted stock units in order to best align the Company’s compensation practices with the Company’s long-term financial performance goals and objectives and its shareholders’ interests.

•	How the Company determines the Amount

The Committee establishes a target award level for each Named Executive Officer based upon the officer’s level of responsibility in the Company. Additionally, the Committee sets the levels such that the award amount increases as the officer’s level of responsibility in the organization increases. At the time of granting the awards, the Committee sets the award amount for each participant level in an effort to provide competitive long-term compensation. In 2008, the Committee reviewed information provided by Mercer related to peer long-term incentive compensation levels. Based upon the competitive data, the Committee determined that it was appropriate to increase the award amounts such that the target level for the awards would more closely approximate the median level of the peer group. The Committee placed all of the increase in the performance-based awards of the 2008 restricted stock awards, such that 32% vest in full at the end of three years (“Service-Based Awards”) and 68% vest in full at the end of four years, provided the Company meets certain financial performance requirements set forth in the awards (“Performance Awards”). The Committee determined it appropriate to place the entire increase of the award amount in the Performance Award in order to more closely align payment of the incentive awards to the Named Executive Officers with Company performance and the creation of shareholder value. The Committee believes this allocation of equity awards is appropriate since the Service-Based Awards reward Named Executive Officers for loyalty to the Company. The Performance Awards similarly reward loyalty and also drive Company performance while creating shareholder value by linking the shareholders’ interests and the Named Executive Officers’ interests in long-term success. The Service-Based Awards were granted in restricted stock and the Performance Awards in restricted stock units. Both are subject to forfeiture if the Named Executive Officer terminates employment, other than as a result of retirement, death or disability, before the cliff vesting date.

The Company’s performance-based restricted stock unit awards are designed to align management’s long term incentive compensation with the Company’s annual total shareholder return objective. In order to qualify for vesting, the Named Executive Officer must remain continuously employed by the Company up to the vesting date; the Company’s return on average tangible equity during the Performance Period must equal or exceed the 50th percentile performance of peer institutions; and the Company must have an increase in earnings per share during the performance period. The number of performance-based restricted stock units that shall vest is contingent upon the Company’s achievement of certain earnings per share growth levels relative to the earnings per share growth of peer institutions during the Performance Period.

•	Relation of Long-Term Incentive to other Components of Compensation

Long-term incentive compensation earned by the Named Executive Officers is a component of total compensation, which is benchmarked against the Company’s LTI Peer Group. It does not impact any other component of Named Executive Officer compensation or benefits. However, the program is designed to increase the Named Executive Officers’ overall compensation such that achievement of the performance goals will result in increased compensation.

Management Stock Ownership Policy

In October, 2006, the Committee adopted the Management Stock Ownership Policy which requires the Chief Executive Officer, all the Named Executive Officers and all other participants in the long-term incentive plan, the 2007 Plan, and any successor plan to maintain varying levels of stock ownership based upon the officer’s participation level in the plan. The Company amended the policy in 2008 to increase the amount of shares required to be held by each of the participants in the plan. Stock ownership includes:

•	shares owned individually and by immediate family;

•	restricted stock not yet vested;

•	shares held in the 401(k) plan;

•	vested stock options.

Specific ownership guidelines for the Named Executive Officers are as follows:

Named Executive Officer	Share Ownership Requirement

Stephen J. Gurgovits	45,000
Robert V. New, Jr.	45,000
Brian F. Lilly	15,000
Vincent J. Delie, Jr.	6,000
Vincent J. Calabrese	3,000
Louise C. Lowrey	3,000

The Company reviews progress toward achieving the ownership guidelines annually. No officer, including the Named Executive Officers, is eligible to receive additional long-term incentive awards under the Company’s 2007 plan unless he or she owns the amount of stock required by the policy within three years of becoming a participant in the long-term incentive portion of the 2007 plan.

Retirement and Other Post Employment Benefits

All salaried employees, hired before January 1, 2008, except employees of First National Insurance Agency, LLC (“FNIA”), participate in a defined benefit pension plan, the Retirement Income Plan (“RIP”), and all employees are eligible to participate in a 401(k) retirement savings plan.

•	Why the Company pays these Benefits to Executives

Retirement Plans, in general, are designed to provide Named Executive Officers and other employees with financial security after retirement. The Company’s defined benefit pension plan, the RIP, offers benefits to employees that are more particularly detailed in the narrative accompanying the Pension Benefits Table. Additionally, the Company provides matching contributions and an automatic contribution under the 401(k) Plan, for all employees, including the Named Executive Officers. However, due to Code limits on the amount of compensation that may be recognized for tax-qualified retirement plans, all Named Executive Officers were unable to make the full amount of contributions to the 401(k) Plan and the amount of their total pay that is included in the calculation of their pension benefit is limited. Therefore, the Company also offers the F.N.B. Corporation ERISA Excess Retirement Plan and the F.N.B. Corporation Lost Match Plan to allow any affected employee to receive the full benefit intended by the qualified retirement plans.

In addition to those plans, the Company also provided to some senior executives, including Messrs. Gurgovits and Lilly, a supplemental executive retirement plan, called the Basic Retirement Plan (“BRP”), which supplements the benefits provided by the RIP and the ERISA Excess Retirement Plan. The purpose of the BRP is to insure a minimum level of retirement income for the Named Executive Officers and other senior officers who participate in the plan. The Company closed the BRP to new participants and ceased future accruals for all participants effective December 31, 2008. The Company believes post-retirement compensation is necessary to attract and retain talented executives and that its post-retirement benefits are competitive in the industry and provide Named Executive Officers appropriate retirement benefits.

The Company also provides severance and change in control payments through employment contracts that provide additional security for our Named Executive Officers. The Company determined that the continued retention of the services of the Named Executive Officers on a long-term basis fosters stability of senior management through retention of well-qualified officers. The Potential Payments Upon Termination or Change in Control tables and accompanying narrative detail the Named Executive Officer’s employment contracts.

•	How the Company determines the Amount to Pay

The RIP benefit is determined by a precise formula set forth in the plan document and explained in the narrative accompanying the Pension Benefits Table. The ERISA Excess Lost Match Plan and ERISA Excess Retirement Plan benefit formulas are based upon the specific opportunity or amount lost by the Named Executive Officer, or other participant, due to Code limits and are more fully detailed in the Pension Benefits Table and narrative. The benefit under the BRP is a monthly benefit equal to a target benefit percentage based on years of service at retirement and a designated tier as determined by the Committee and detailed in the narrative accompanying the Pension Benefits table. The Company does not grant extra years of credited service under any of its qualified or non-qualified plans. The termination and change in control benefits for Named Executive Officers were set by contract and are described more fully in the Potential Termination and Change in Control Payments tables and in the narrative accompanying the Summary Compensation Table.

•	Relation of these Benefits to Other Components of Compensation

Retirement benefits are directly linked to the amount of the Named Executive Officer’s total pay which includes base salary and annual incentive compensation. Similarly, while the Named Executive Officer’s termination benefits are determined under their respective employment agreements, generally, termination benefits are a product of base compensation and in the case of Messrs. Gurgovits, New and Lilly, their annual bonus, if any.

Other Benefits and Perquisites

The Company’s Named Executive Officers participate in a wide array of benefit plans that are generally available to all employees of the Company, including the RIP§( and 401(k). Benefits primarily consist of participation in the Company’s defined benefit, defined contribution and health and welfare benefit plans. In addition, some of the Named Executive Officers receive perquisites in the form of club membership dues, a company car and other perquisites more particularly detailed as part of the Summary Compensation Table and accompanying narrative. The Company provides club membership dues to certain Named Executive Officers in order to provide them with the ability to entertain customers, potential customers and various business contacts, which is an integral part of our industry. Similarly, the Company provides certain Named Executive Officers a company car for purposes of appropriate transportation for entertainment of customers, vendors and business contacts and traveling between the Company’s facilities. These perquisites are detailed in the Summary Compensation Table.

Additionally, as set forth in the narrative accompanying the Potential Payments Upon Termination or Change in Control table, Mr. Gurgovits previously entered into a post-employment consulting agreement with the Company. Mr. Gurgovits will also receive deferred compensation under the Non-Qualified Deferred Compensation Agreement as more particularly detailed in the narrative accompanying the Pension Benefits table.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Code limits the deductibility of the compensation in excess of $1 million dollars paid to the Chief Executive Officer and Chief Financial Officer and the three most highly compensated executive officers other than the CEO and CFO, unless such compensation qualifies as “performance-based compensation.” Performance Awards of restricted stock and restricted stock units and annual incentive compensation granted under our 2007 Plan are intended to meet the performance-based compensation exception to the annual $1 million dollar limitation. However, any financial institution that participated in the United States Treasury’s Capital Purchase Plan (“CPP”) may not deduct any compensation in excess of $500,000 for any Named Executive Officer. On January 9, 2009, the Company issued Trust Preferred Securities to the United States Treasury under the CPP program. Therefore, the Company may not deduct any compensation for the Named Executive Officers in excess of $500,000. The UST has not yet issued all of the regulations related to the CPP program and final regulations may alter the treatment of compensation for tax purposes. While the Compensation Committee is cognizant of the tax deduction limitations applicable to our compensation program for Named Executive Officers, the Committee may from time to time set compensation levels outside the deduction limitations if it deems the amount of compensation is appropriate.

Other provisions of the Code also can affect the Company’s compensation decisions. Under Code Section 280G, the Internal Revenue Service (IRS) imposes a 20% excise tax upon Named Executive Officers and other

(§ As noted in the Retirement and Other Post-Employment Benefits Section the RIP is closed for employees hired after January 1, 2008.

executive officers who receive “excess” payments upon a change in control of the Company to the extent the payments received by them exceed an amount approximating three times their average compensation determined by a five-year average, referred to as the Base Amount. If payments exceed the limit, the excise tax applies to all payments equal to or exceeding the Base Amount. The Company also could lose its tax deduction for “excess” payments.

In addition, Section 409A of the Code provides for a punitive tax on executives with respect to various features of deferred compensation arrangements mostly for compensation deferred on or after January 1, 2005. We have made the appropriate changes to our non-qualified retirement plans and employment agreements to help ensure there are no adverse affects on the Company or executive officers as a result of Section 409A. We do not expect these changes to have a material tax or financial consequence on the Company.

As discussed above, the Company has calculated and discussed with the Committee the tax impact to the Company and the executives of each of its cash and equity compensation awards and agreements. The Company also calculates and monitors the FAS 123R accounting expense related to equity-based compensation.

2008 Summary Compensation Table

The following table shows the total compensation paid or earned by the Company’s Chief Executive Officers, Chief Financial Officer and the three most highly paid executive officers other than the Chief Executive Officers and Chief Financial Officer (each, a “Named Executive Officer” and together, the “Named Executive Officers”) for services rendered in all capacities to the Company and its subsidiaries for its fiscal year ended December 31, 2008:

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)(3)	($)(4)	($)	($)(5)	($)(6)	($)(7)	($)

Stephen J. Gurgovits	2008	660,000	100,000	447,587	0	0	664,916	200,499	2,073,002
Chairman (CEO from 1/1/04 to	2007	600,000	100,000	664,750	0	301,248	533,065	136,506	2,335,569
3/31/08)	2006	525,024	100,000	363,508	0	172,405	0	93,984	1,254,921
Robert V. New, Jr.	2008	483,349	0	178,774	0	0	0	465,742	1,127,865
(CEO from 4/1/08 to 2/11/09; CEO elect from 1/15/08 to 3/31/08)
Brian F. Lilly	2008	323,136	0	166,732	0	0	42,149	49,327	581,344
Chief Financial Officer	2007	275,016	0	144,418	0	92,053	4,809	39,029	555,325
	2006	252,000	0	107,864	0	87,166	44,921	43,453	535,404
Vincent J. Delie, Jr.(1)	2008	279,996	0	60,664	0	0	12,881	39,929	393,470
Senior Executive Vice President FNBPA
Vincent J. Calabrese(2)	2008	208,032	30,000	35,346	0	0	15,103	11,006	299,487
Corporate Controller	2007	157,705	57,510	11,084	0	46,189	0	139,909	412,397
Louise C. Lowrey(1)	2008	190,008	25,000	47,681	0	0	50,695	16,831	330,215
Executive Vice President FNBPA

(1)	While Mr. Delie and Ms. Lowrey were employees of the Company in 2006 and 2007, neither was an executive officer until 2008. Therefore, the company has not reported their respective compensation for three full years.

(2)	Mr. Calabrese joined the Company in March, 2007.

(3)	Payments under the Company’s annual incentive plan are reported in the Non-Equity Incentive Plan Compensation column instead of in the Bonus column, in accordance with SEC requirements. For Mr. Gurgovits, the bonus column reflects the $100,000 annual retention bonus to which he is entitled if he is employed on December 31st of each year during which his employment contract remains in effect. For Mr. Calabrese, the bonus column reflects a $15,000 retention bonus and a $15,000 discretionary bonus payment. For Ms. Lowrey, the bonus column reflects a $25,000 discretionary bonus payment.

(4)	The restricted stock award amounts shown in this table represent the dollar amount of expense recognized for financial statement reporting purposes for the fiscal year determined pursuant to Statement of Financial Accounting Standards No. 123(R), Share-Based Payment. Assumptions used in the calculation of this amount are included in Note 18 to the Company’s audited financial statements for the fiscal year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 2, 2009. For purposes of this table, the Company assumed that it would not meet the 2008 performance goals, therefore the dollar amounts exclude the expense for these awards. The restricted stock awards granted under both the 2001 Plan and the 2007 Plan vest either after (i) the Named Executive Officer’s continued employment with the Company or one of its affiliates for three years or (ii) the Company’s achievement of performance goals and the Named Executive Officer’s continued employment with the Company or one of its affiliates for four years. In 2008, the Company issued performance awards in restricted stock units. The units earn dividend equivalents and are subject to the same restriction and vesting schedule as the underlying restricted stock units. The amounts reflected assume that each Named Executive Officer will perform the requisite service and that the Company will achieve the required performance goals at target levels. All restricted stock earns cash dividends that are reinvested into additional shares of the Company’s common stock under the F.N.B. Corporation Dividend Reinvestment and Direct Stock Purchase Plan (“DRP”). These reinvested shares are subject to the same restrictions and vesting schedule as the underlying restricted stock. Mr. New resigned February 11, 2009, and all restricted stock and unit awards will not vest. The amounts for Messrs. Gurgovits and New also include stock awards valued at $15,120 and $20,724, respectively for service as a director of the Company in 2008 that vested immediately upon grant. (See narrative under Executive Directors in the section discussing Director Compensation).

(5)	Amount earned by the Named Executive Officer as an annual incentive bonus under our EIC Plan, based upon the Company’s performance. The EIC Plan is discussed in further detail in the Compensation Discussion and Analysis under the heading “Annual Incentive Awards.” The amount shown for 2006 for Mr. Gurgovits reflects an incentive bonus under our EIC Plan, based upon 2006 Company performance which was approved by the Compensation Committee after the shareholders vote on the 2007 Plan at the 2007 Annual Meeting of Shareholders; and therefore was included as a footnote to the 2006 Summary Compensation Table.

(6)	The amounts in this column reflect the actuarial change in the present value of the Named Executive Officers’ benefit under all pension plans established by the Company determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements and includes amounts that the Named Executive Officer may not currently be entitled to receive because such amounts are not vested. The Company’s pension plans are described in the narrative accompanying the “Pension Benefits” table. In addition, the change in the present value of the accumulated benefit under the Deferred Compensation Agreement between FNBPA and Mr. Gurgovits is calculated in accordance with APB No. 12, assuming an interest rate of 6.2% and assuming that payments will commence on January 1, 2014, and continue for 9.5 years. The Company does not pay or provide above-market interest under Non-Qualified Deferred Compensation Plans.

(7)	Amounts in this column are explained in the Other Compensation Table and the Perquisites Table that follow the Summary Compensation Table.

Other Compensation Table

The following table reflects the items included in the “All Other Compensation” column of the Summary Compensation Table shown for 2008 above.

				401(k) Match
				and
	Disability		Tax	Company	Lost	Total All Other
	Insurance	Perquisites	Gross-Ups	Contributions	Match	Compensation
Name	($)	($)	($)	($)	($)(1)	($)

Stephen J. Gurgovits	5,102	74,554	70,884	11,150	38,809	200,499
Robert V. New, Jr.	0	317,662	133,580	6,900	7,600	465,742
Brian F. Lilly	0	29,707	124	11,197	8,299	49,327
Vincent J. Delie, Jr.	0	23,050	109	11,400	5,370	39,929
Vincent J. Calabrese	0	0	0	10,054	952	11,006
Louise C. Lowrey	0	6,000	1	10,787	43	16,831

(1)	Company contributions during the year to the ERISA Excess Lost Match Plan or a predecessor plan as more fully described in the narrative accompanying the Non-Qualified Deferred Compensation table.

Perquisites Table

The Named Executive Officers receive various perquisites provided by or paid for by the Company pursuant to Company policies or individual agreements with the executive. SEC rules require disclosure of the perquisites and other personal benefits, securities or property for a Named Executive Officer unless the amount of that type of compensation is less than $10,000 in the aggregate.

The following table reflects the perquisites included in the “All Other Compensation” column of the Summary Compensation Table for 2008 shown above:

			Car Allowance		Total Perquisites
			and Company		Included in
	Club Equity		Provided		All Other
	Memberships	Club Dues	Automobiles(1)	Other(2)	Compensation(3)
Name	($)	($)	($)	($)	($)

Stephen J. Gurgovits	7,093	45,689	20,212	1,560	74,554
Robert V. New, Jr.	0	6,429	11,550	299,683	317,662
Brian F. Lilly	0	6,360	22,697	650	29,707
Vincent J. Delie, Jr.	0	14,188	8,862	0	23,050
Vincent J. Calabrese	0	0	0	0	0
Louise C. Lowrey	0	0	6,000	0	6,000

(1)	The valuation of the company provided automobiles was calculated as the current year depreciation expense for the Company owned automobile plus all costs incurred related to the automobile (including, but not limited to, the cost of insurance, gas, car washes, repairs, registration and inspection fees) less the Company’s mileage reimbursement allowance for business miles driven by employees who use their own automobile for business purposes. The amount for Ms. Lowrey represents a cash allowance.

(2)	The amounts reported as “Other” include personal travel expenses for Messrs. Gurgovits and Lilly; and the cost of moving and relocation expense, including, among other items, the cost of temporary housing, moving expenses and real estate commissions, for Mr. New.

(3)	In addition to the amounts reported above, during 2008, Mr. Gurgovits used the company aircraft to travel on company business and his wife accompanied him. There was no incremental cost of her accompanying him on the business trip. The valuation for all perquisites other than Company provided automobiles shown above is the actual cost to the Company.

The foregoing Summary Compensation Table and its sub-tables do not include certain fringe benefits generally made available on a non-discriminatory basis to all of our salaried employees such as group health insurance, dental insurance, vision insurance, life insurance, accidental death and dismemberment insurance and long-term disability insurance, which we consider to be ordinary and incidental business costs and expenses.

Mr. Gurgovits’ entered into an Amended and Restated Employment Agreement dated June 18, 2008, which amended the prior agreement for purposes of compliance with Code Section 409A. All other material provisions remained the same. It provided for his continued employment as the Company’s President and Chief Executive Officer and as Chairman of FNBPA’s Board of Directors. Mr. Gurgovits retired as of January 2, 2009, at which time the agreement expired. Under the terms of the agreement, Mr. Gurgovits received a base salary that is reflected in the Summary Compensation Table and provided for Mr. Gurgovits to receive a retention bonus of $100,000 if Mr. Gurgovits remained employed on December 31, 2008. In addition to the annual retention bonus, Mr. Gurgovits was eligible for annual incentive compensation at a target award level of 60% of his base salary with the possibility of achieving a bonus between 0% and 120% of base salary based upon performance of the Company. The severance and change in control provisions of Mr. Gurgovits’ employment agreement are described under “Potential Payments Upon Termination or Change in Control.” Mr. Gurgovits is currently serving as interim Chief Executive Officer and does not have an employment agreement.

Mr. New’s employment agreement was dated October 10, 2007, and provided for Mr. New to begin serving as Chief Executive Officer on April 1, 2008. The agreement was for an initial term of two years. Mr. New’s base salary, as set forth in the Summary Compensation Table was set based on negotiations prior to Mr. New commencing employment. In addition to his base salary, Mr. New was eligible for an annual cash bonus under the annual incentive compensation, based on performance and calculated as a percentage of his base salary with the target bonus payment being 60% of his base salary with the possibility of achieving a bonus between 0% and 120% of his base salary. The parties terminated the agreement when Mr. New resigned on February 11, 2009. The amount of Mr. New’s severance payments are not included in the table. The terms are more particularly discussed in the narrative in connection with the “Potential Payments Upon Termination or Change in Control.”

Mr. Lilly serves as the Company’s Chief Financial Officer. Mr. Lilly’s employment agreement is dated October 17, 2007, and has an initial term of two years. Unless sooner terminated, the agreement automatically extends for one year on the anniversary of the commencement date. Either party may terminate the automatic renewal provision by providing the other party with 60 days’ advance written notice of non-renewal. Currently, Mr. Lilly’s employment agreement runs through October, 2010. Under the terms of the agreement, Mr. Lilly is entitled to receive from the Company a base salary that is reflected in the Summary Compensation Table and may be increased from time to time as determined by the Board. Additionally, Mr. Lilly is eligible to participate in the Company’s annual incentive compensation and bonus plans at the discretion of the Compensation Committee. Mr. Lilly’s target award level for annual incentive compensation was 50% of his base salary with the possibility of achieving a bonus between 0% and 100% of base salary based upon performance of the Company. The severance and change in control provisions of Mr. Lilly’s employment agreement are described under “Potential Payments Upon Termination or Change in Control.”

Mr. Delie is a Senior Executive Vice President of FNBPA and serves as the Company’s Banking Group President and entered into his employment agreement on October 19, 2005. Mr. Delie’s contract had an initial term of two years and, unless sooner terminated, automatically extends for one year on the anniversary of the commencement date. Either party may terminate the automatic renewal provision by providing the other party with 60 days advance notice prior to the commencement date. Currently, Mr. Delie’s employment agreement runs through October, 2010. Under the terms of the agreement, Mr. Delie is entitled to receive from the Company a base salary that is reflected in the Summary Compensation Table and which may be increased from time to time as determined by the Company. Additionally, Mr. Delie is eligible to participate in the Company’s annual incentive compensation and bonus plans at the discretion of the Compensation Committee. Mr. Delie’s target award level for annual incentive compensation was 35% at the beginning of 2008. However, Mr. Delie’s duties changed in July, 2008, at which time his target award level for incentive compensation was increased to 50%. As a result, in 2008 Mr. Delie had the possibility of achieving a bonus between 0% of his base salary and the sum of 70% of his first six months salary plus 100% of his second six months salary. The severance and change in control provisions of Mr. Delie’s employment agreement are described under “Potential Payments Upon Termination or Change in Control”.

Mr. Calabrese serves as the Company’s Controller and entered into his employment agreement on March 21, 2007, when the Board appointed him the Company’s Principal Accounting Officer. The initial term of the agreement is for two years, and automatically extends for a one year period on its anniversary, unless sooner terminated. Either the Company or Mr. Calabrese may terminate the automatic renewal of the agreement by providing the Company with 60 days’ advance written notice of non-renewal. Mr. Calabrese’s contract runs through March, 2010. Under the terms of the agreement, Mr. Calabrese receives a base salary that is reflected in the Summary Compensation Table, which may be increased from time to time as determined by the Board. Additionally, Mr. Calabrese is eligible to participate in the Company’s annual incentive compensation and bonus plans at the discretion of the Compensation Committee. Mr. Calabrese’s target award level for annual incentive compensation is 35% of base salary with the possibility of achieving a bonus between 0% and 70% of base salary based upon performance of the Company. The severance and change in control provisions of Mr. Calabrese’s employment agreement are described in the narrative accompanying the “Potential Payments Upon Termination or Change in Control” tables.

Ms. Lowrey is an Executive Vice President of FNBPA and serves as the Technology and Support Group Executive. She entered into an employment contract with an affiliate of the Company on April 20, 1999, which continues until either party gives the other notice of termination. Under the terms of the agreement, Ms. Lowrey receives a base salary that is reflected in the Summary Compensation Table which may be increased from time to time as determined by the Board. Ms. Lowrey is also eligible to participate in the Company’s annual incentive compensation and bonus plans at the discretion of the Compensation Committee. Ms. Lowrey’s target award level for annual incentive compensation was 30% at the beginning of 2008. However, Ms. Lowrey’s duties changed in approximately July, 2008, at which time her target award level for incentive compensation was increased to 40%. As a result, in 2008, Ms. Lowrey had the possibility of achieving a bonus between 0% of her base salary and the sum of 60% of her first six months salary plus 80% of her second six months salary. The severance and change in control provisions of Ms. Lowrey’s employment agreement are described in the narrative accompanying the “Potential Payments Upon Termination or Change in Control” tables.

In January, 2009, the Company issued trust preferred securities under the CPP and as a result amended the employment agreements of all the Named Executive Officers. As part of the CPP the Company entered into agreements with each of the Named Executive Officers which, among other things, permitted the Company to amend any compensation, bonus, incentive or other benefit plans or arrangements as may be necessary to comply with applicable statutes and regulations.

2008 Grants of Plan-Based Awards

The following table sets forth grants of plan-based awards to the Named Executive Officers for 2008:

								All Other	All Other
								Stock	Option
								Awards:	Awards:		Grant Date
								Number	Number of	Exercise or	Fair Value
		Estimated Future Payouts Under Non-Equity			Estimated Future Payouts Under Equity			of Shares	Securities	Base Price	of Stock
		Incentive Plan Awards(1)			Incentive Plan Awards(2)			of Stock	Underlying	of Option	and Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)(3)	(#)	(#)	($/Sh)	($)(4)

Stephen J. Gurgovits	1/16/08	0	396,000	792,000	0	31,879	55,788	15,002	0	0	630,081
Robert V. New, Jr.	1/16/08	0	290,009	580,018	0	18,700	32,725	8,800	0	0	369,600
	2/20/08	0	n/a	n/a	0	9,354	16,370	4,402	0	0	201,663
Brian F. Lilly	1/16/08	0	161,568	323,136	0	10,457	18,300	4,921	0	0	206,680
Vincent J. Delie, Jr.	1/16/08	0	120,499	240,998	0	3,826	6,696	1,801	0	0	75,627
Vincent J. Calabrese	1/16/08	0	72,811	145,622	0	3,001	5,252	1,411	0	0	59,297
Louise C. Lowrey	1/16/08	0	66,503	133,006	0	3,001	5,252	1,411	0	0	59,297

(1)	The amounts shown represent the threshold, target and maximum amounts to be earned by the Named Executive Officer under the annual incentive compensation program based upon the Company’s performance during 2008. No amounts were earned for 2008.

(2)	The amounts shown represent the threshold, target and maximum amounts that could be earned by the Named Executive Officer under performance-based restricted stock awards granted January 16, 2008, and February 20,

2008, based upon the Company’s performance during the four year performance period commencing January 1, 2008, and ending December 31, 2011, provided the Named Executive Officer remains continuously employed through the March 1, 2012, vesting date. As of December 31, 2008, the Company believes that it is probable that the Company will achieve the performance conditions at the target level. If the Company meets the performance conditions, and the Named Executive Officer terminates service prior to the vesting date, the program may provide partial vesting depending on the reason for termination, as more particularly detailed in the Potential Payments Upon Termination or Change in Control tables. In 2008, the awards were in restricted stock units more particularly described in the Long Term Awards Section above.

(3)	The amount shown represents the number of shares of service-based restricted stock granted January 16, 2008, and February 20, 2008, which will vest if the Named Executive Officer remains continuously employed until the January 16, 2011, vesting date.

(4)	The amount shown represents the grant date fair value as determined under Statement of Financial Accounting Standards No. 123(R), Share-Based Payments, of all service-based restricted stock awards, and all performance-based restricted stock awards, assuming payout at target levels, granted in 2008.

Participants who terminate service prior to year end are not eligible for annual incentive compensation under the program. In the event of death, disability or retirement (i.e., age 55 with five years of service) during the year or before the Company makes payment of the annual incentive award amount, the Committee may approve a pro-rata award, at its discretion. The program provides for payment in the case of a change in control as more particularly detailed in the Potential Payments Upon Termination or Change in Control tables.

The Named Executive Officer has full voting rights with respect to the restricted shares. In addition, the Named Executive Officer has full cash and stock dividend rights with respect to the restricted shares; provided that (i) all such dividends shall be credited to the Named Executive Officer’s account in the DRP and, in the case of cash dividends, used to purchase shares pursuant to the DRP; and (ii) all shares credited to the Named Executive Officer’s account as a result of such cash or stock dividends shall be subject to the same restrictions and risk of forfeiture as the underlying restricted shares. In 2008 the company issued performance awards in restricted stock units. The units earn dividend equivalents and are subject to the same restrictions and vesting schedule as the underlying restricted stock units. The program allows for accelerated or pro-rated vesting of the stock units in the case of death, disability, retirement, or change in control as more particularly detailed in the Potential Payments Upon Termination or Change in Control tables.

There are 2,944,329 remaining shares, available for awards under the 2007 Plan which represent 3.3% of the Company’s outstanding shares of Common Stock. If the performance criteria are not met, the Named Executive Officers will not earn 137,219 shares in the aggregate that will then become available for issuance under the 2007 Plan.

Outstanding Equity Awards at Fiscal Year-End(1)

The following table sets forth certain information summarizing the outstanding equity awards of each Named Executive Officer as of December 31, 2008.

	Option Awards(2)					Stock Awards(3)
									Equity
								Equity	Incentive
			Equity					Incentive	Plan Awards:
			Incentive					Plan Awards:	Market or
			Plan Awards:					Number of	Payout Value
	Number of	Number of	Number of			Number of		Unearned	of Unearned
	Securities	Securities	Securities			Shares or	Market Value	Shares, Units	Shares, Units
	Underlying	Underlying	Underlying			Units of	of Shares or	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	Units of Stock	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	That Have Not	Have Not	Have Not
	Exercisable(4)	Unexercisable	Options	Price	Expiration	Vested(5)	Vested	Vested(6)	Vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)	(#)	($)

Stephen J. Gurgovits	53,419	0	0	12.93944	1/20/2012	63,253	834,940	66,077	872,216
	53,227			13.74803	1/20/2013
Robert V. New, Jr.(A)	0	0	0	0	0	14,169	187,031	30,107	397,412
Brian F. Lilly	0	0	0	0	0	20,775	274,230	21,684	286,229
Vincent J. Delie, Jr.	0	0	0	0	0	7,674	101,297	7,959	105,059
Vincent J. Calabrese	0	0	0	0	0	3,705	48,906	5,176	68,323
Louise C. Lowrey	4,580	0	0	13.74803	1/20/2013	5,935	78,342	6,216	82,051

(1)	All awards were made under the 2007 Plan, the 2001 Plan, or the F.N.B. Corporation 1998 Director Stock Option Plan or a predecessor plan (collectively referred to as the “Incentive Plans”).

(2)	Options may be granted under the Incentive Plans with up to a ten-year expiration date and with a strike price of no less than 100% of the closing sales price of the Company’s Stock on the NYSE on the business day preceding the award date. Options cannot be transferred or assigned by a participant under the Incentive Plans, other than by will or pursuant to the laws of succession. The Company did not issue stock options in 2006, 2007 or 2008.

(3)	Stock Awards are shares of common stock awarded under the Incentive Plans subject to a restriction period and/or satisfaction of one or more performance-based criteria, determined by the Committee. In 2008, the Company issued restricted stock units. Recipients of restricted stock and units are generally entitled to receive dividends, or dividend equivalents thereon and to vote the shares of restricted stock, but cannot freely trade, transfer, assign, sell, exchange or pledge the shares or units subject to the award until expiration of the restriction period. Unless otherwise determined by the Committee, if a participant terminates employment with the Company and all subsidiaries for a reason other than retirement, disability, death or change in control, as detailed in the Potential Payments Upon Termination or Change in Control tables, before the expiration of the applicable restriction period, the participant will forfeit any restricted shares or units that are still subject to a restriction and the shares will be returned to the authorized share pool for re-issuance as awards under the 2007 Plan. When restricted stock or units vest, the participant recognizes ordinary income on the then market value of the shares, and the Company receives a tax deduction in that same amount.

(4)	All outstanding stock options are 100% vested.

(5)	Restricted stock shares in this column consist of all service-based restricted shares outstanding and performance-based restricted stock awards which will vest if the Named Executive Officer remains employed on the vesting date because the Company already has met the performance thresholds. These restricted stock shares are scheduled to vest as follows:

Vesting Date	Mr. Gurgovits	Mr. New(A)	Mr. Lilly	Mr. Delie	Mr. Calabrese	Ms. Lowrey

January 16, 2009	0	0	0	0	222	0
January 18, 2009	15,036	0	4,932	1,805	0	1,414
January 19, 2009	10,758	0	3,555	1,371	0	996
January 16, 2010	13,841	0	4,540	1,661	1,524	1,302
January 18, 2010	7,518	0	2,466	904	0	708
January 16, 2011	16,100	14,169	5,282	1,933	1,737	1,515
January 16, 2012	0	0	0	0	222	0

(6)	Restricted stock shares in this column are reported assuming that the Company will achieve its performance goals at target. Based on that assumption these restricted stock shares are scheduled to vest as follows:

Vesting Date	Mr. Gurgovits	Mr. New(A)	Mr. Lilly	Mr. Delie	Mr. Calabrese	Ms. Lowrey

January 19, 2009	3,586	0	1,185	457	0	332
January 18, 2010	7,518	0	2,466	904	0	708
January 16, 2011	20,761	0	6,810	2,492	1,955	1,955
March 1, 2012	34,212	30,107	11,223	4,106	3,221	3,221

(A)	Mr. New resigned effective February 11, 2009, and thus he forfeited all awards referenced in all the tables in this Section.

2008 Option Exercises and Stock Vested(1)

The following table contains information concerning the aggregate option exercises and the vesting of restricted stock by the Named Executive Officers in 2008.

	Option Awards		Stock Awards(2)
	Number of		Number of
	Shares		Shares
	Acquired	Value Realized	Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Stephen J. Gurgovits	170,553	1,190,713	29,472	399,323
Robert V. New, Jr.	0	0	0	0
Brian F. Lilly	0	0	9,026	122,203
Vincent J. Delie, Jr.	0	0	1,703	22,785
Vincent J. Calabrese	0	0	206	2,773
Louise C. Lowrey	0	0	2,097	28,269

(1)	All awards were made under the Incentive Plans.

(2)	The amount included in the table above reflects a value realized upon vesting by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date.

Pension Benefits

The following table contains information concerning the pension benefits for each Named Executive Officer as of December 31, 2008:

		Number of Years	Present Value of	Payments During
		Credited Service	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)(3)	($)(4)	($)

Stephen J. Gurgovits	F.N.B. Corporation Retirement Income Plan	47.25	908,381	0
	F.N.B. Corporation ERISA Excess Retirement Plan	47.25	1,265,502	0
	F.N.B. Corporation Basic Retirement Plan	47.25	3,336,833	0
	Deferred Compensation Agreement between FNBPA and Stephen J. Gurgovits	n/a	228,730	15,878
Robert V. New, Jr.(1)	N/A	n/a	0	0
Brian F. Lilly	F.N.B. Corporation Retirement Income Plan	5.17	68,135	0
	F.N.B. Corporation ERISA Excess Retirement Plan	5.17	22,311	0
	F.N.B. Corporation Basic Retirement Plan	5.17	41,912	0
Vincent J. Delie, Jr.(2)	F.N.B. Corporation Retirement Income Plan	3.17	26,324	0
	F.N.B. Corporation ERISA Excess Retirement Plan	3.17	7,118	0
Vincent J. Calabrese(2)	F.N.B. Corporation Retirement Income Plan	1.75	13,948	0
	F.N.B. Corporation ERISA Excess Retirement Plan	1.75	1,155	0
Louise C. Lowrey(2)	F.N.B. Corporation Retirement Income Plan	31.17	316,567	0
	F.N.B. Corporation ERISA Excess Retirement Plan	31.17	93	0

(1)	Mr. New did not participate in the RIP since the Company amended the plan effective January 1, 2008, as more particularly detailed below. He therefore also did not participate in the F.N.B. Corporation ERISA Excess Retirement Plan (the “Excess Plan”). Furthermore, Mr. New did not participate in the BRP.

(2)	Messrs. Delie and Calabrese and Ms. Lowrey do not participate in the BRP.

(3)	The Company’s pension plans do not provide credit for additional years of service to any of the Named Executive Officers.

(4)	For the RIP, the Excess Plan and the BRP, the present value of accumulated benefits reflected above were determined using the same assumptions as used for the December 31, 2008, financial statement disclosures, except assuming retirement at the normal retirement age, 65. We have assumed a discount rate of 6.10% for the

RIP and 6.05% for the BRP and the Excess Plan and the RP-2000 Projected to 2014 Mortality table (gender distinct) for post-retirement mortality. The present value of the accumulated benefit under the Deferred Compensation Agreement between FNBPA and Mr. Gurgovits is calculated in accordance with APB No. 12 assuming an interest rate of 6.20% and assuming that payments will commence on January 1, 2014 and will continue for 9.5 years. The present value reported above is reflected as an accrued liability in the financial statements of FNBPA as of December 31, 2008.

The following is a summary of the Company’s qualified and non-qualified plans mentioned in the Pension Benefits table:

Retirement Income Plan

The RIP is a traditional defined benefit plan qualified under the Code and subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and until 2008 was available to all salaried employees, except First National Insurance Agency, LLC employees. Since 2008, the RIP is closed to employees who commenced employment with the Company on or after January 1, 2008. The RIP provides for benefit payments in the form of a lifetime annuity with five years guaranteed and provides the participant with the ability to select from several choices for the form of the annuity. The election that the participant chooses may affect the amount of the annual benefit as reflected in the Pension Benefits table. Effective January 1, 2007, the Company amended the plan such that the benefit is calculated in two pieces. First, for the period worked by a participant prior to January 1, 2007, (“Pre-2007 Benefit”) the annual annuity benefit is payable without reduction to participants with five years of service who retire after age 62 and is calculated by multiplying each participant’s final average base salary by 1.2% plus, if appropriate, 0.5% of the participant’s final average base salary that is in excess of covered compensation (as defined in Section 401(1)(5)(E) of the Code), with the sum being multiplied by the participants’ years of credited service, not to exceed 25 years including service through December 31, 2006. A participant’s final average base salary is calculated using the highest 60 consecutive months of base salary, not including incentive compensation, within the last 120 months of the participant’s service with the Company prior to January 1, 2007. The Pre-2007 Benefit is frozen as of December 31, 2007. Beginning in 2007, each participant’s benefit is calculated by adding the Pre-2007 Benefit to the benefit determined under the post-2007 formula detailed below. For 2007 and beyond, each participant’s annual retirement benefit will be calculated by taking the participant’s total pay earned from January 1, 2007, through the participant’s last day of employment and multiplying it by 1%. The benefit earned after 2007 is payable without reduction to participants who retire on or after age 65. The RIP provides for cliff vesting after five years of employment. The RIP formula for benefits earned prior to 2007 does not provide for any reductions for amounts due to the participants from the Social Security Administration or any other sources, such as the Company’s 401(k) Plan. Ms. Lowrey is eligible for early retirement and a reduced benefit under the RIP as she is over age 55 and has more than five years of service. The RIP provides for an early commencement reduction factor that decreases as the participant’s age approaches the normal retirement age of 62 for the Pre-2007 Benefit and 65 for the Post-2007 Benefit. The early reduction factor is multiplied by the participant’s benefit as determined by the RIP to arrive at the reduced benefit.

ERISA Excess Retirement Plan

The Excess Plan is a non-qualified plan under ERISA and is available to all participants of the RIP. The Excess Plan provides retirement benefits equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the RIP formula if the Code did not impose limits on the amount of compensation included for purposes of calculating a qualified plan benefit. The Excess Plan provides the full amount of benefit that would have been paid under the formula of the RIP but for the Code limits, reduced by the amount of benefit that is actually provided by the RIP. The participant’s rights to benefits under the Excess Plan cliff vest at 100% if the participant terminates service due to death, after a “Change in Control” (as defined in the Excess Plan), or upon retirement on or after reaching age 55 with five years of service. Benefits are payable either in an annuity or lump sum, depending upon the reason for termination with payments commencing the first day of the month following six months after the participant separates from service.

Basic Retirement Plan

The BRP is a separate supplemental executive retirement benefit plan, applicable to some of our Named Executive Officers (and other senior officers) who are designated by the Committee. Officers participating in the BRP receive a benefit based on a target benefit percentage that is based on the officer’s years of service at retirement. The target percentages are based upon the tier assigned to the participant by the Committee. The tier percentages are as follows: Tier 1, 3.00% for each of the first 10 years of employment, plus 1.50% for the next 10 years of employment, plus 0.75% for the next 10 years of employment; Tier 2, 3.50% for each of the first 10 years of employment, plus 2.00% for the next 10 years of employment, plus 0.75% for the next 10 years of employment. Prior to 2005, there was also a CEO Tier that provided the following target percentages: 4.00% for each of the first 10 years of employment, plus 2.50% for the next 10 years of employment, plus 1.00% for the next 5 years of employment. Mr. Gurgovits participated in the BRP at this level.

If a participant was 50 years old or older as of December 31, 2002, in no event will the benefit payable under the BRP be less than the benefit that would have been payable under the predecessor plan. The predecessor plan provided for a target benefit percent of either 50% or 60% multiplied by final average earnings. Similar to the current plan, the plan benefit is reduced by the amount the participant receives from the RIP assuming a full career with F.N.B., social security and the Excess Plan assuming a full career with F.N.B., and is reduced for retirement prior to age 65. None of the Named Executive Officers who participate in the BRP are subject to the noted “grandfather” rule.

When a participant retires, the benefit under the BRP is a monthly benefit equal to the participant’s aggregate target benefit percentage multiplied by the participant’s highest average monthly cash compensation including bonuses, during five consecutive calendar years within the last ten calendar years of employment. This monthly benefit is reduced by the monthly benefit the participant receives from the Social Security Administration, the RIP, the Excess Plan, and the annuity equivalent of the automatic contributions to the 401(k) and Lost Match plans that are provided to all participants who remain employed on December 31st of the applicable year or retired during the year.

The participant’s rights to benefits under the BRP vest at 100% if the participant terminates service due to death, disability, after a “Change in Control” (as defined in the BRP), after early retirement (age 55 with 5 years of service) or normal retirement (age 65). The BRP contains a provision for reducing the basic benefit if the participant retires prior to normal retirement but on or after early retirement age. A participant forfeits benefits in the event the participant’s employment is terminated for cause or a participant terminated employment prior to early retirement. In 2008, the Company amended the BRP such that effective after December 31, 2008, there will not be any new participants in the plan and no additional accruals for existing participants.

In addition to the above referenced plans, the Pension Benefits table shows an accumulated benefit for Mr. Gurgovits under a non-qualified deferred compensation agreement. The Board of Directors of the Company and FNBPA entered into a Deferred Compensation Agreement with Mr. Gurgovits on January 1, 1986. The Deferred Compensation Agreement provides for payments of annual deferred benefits for a period of ten years commencing upon the occurrence of: (a) retirement from the Company or FNPBA upon reaching the age of 62; (b) complete and total disability; or (c) the death of Mr. Gurgovits in the event such death occurs prior to retirement. During 2005, Mr. Gurgovits, intending to delay his retirement until age 65, elected to defer payments for an additional three years. On December 31, 2008, the Company and Mr. Gurgovits signed an amendment to this deferred compensation agreement to provide that any payments that would be made under the agreement after December 31, 2008, shall not begin to be paid until January 1, 2014, and beginning January 1, 2014, such benefits shall be paid on a monthly basis over a nine and one-half year period.

2008 Non-Qualified Deferred Compensation

The following table contains information concerning the non-qualified deferred compensation plan account balances for each Named Executive Officer for 2008. All contributions are under the ERISA Excess Lost Match Plan or a predecessor plan, as described below.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings in Last	Withdrawals/	Balance at
	Last FY	Last FY	FY	Distributions	Last FYE
Name	($)	($)(1)	($)(2)	($)	($)(3)

Stephen J. Gurgovits	0	38,809	(5,219)	0	266,160
Robert V. New, Jr.	0	7,600	67	0	7,667
Brian F. Lilly	0	8,299	643	0	22,517
Vincent J. Delie, Jr.	0	5,370	202	0	8,910
Vincent J. Calabrese	0	952	2	0	954
Louise C. Lowrey	0	43	0	0	43

(1)	Note that the amount of the Company’s contributions are also included in the “All Other Compensation” column of the Summary Compensation Table. These contributions are not in addition to the amount reported there.

(2)	This plan does not provide for above-market interest. The decrease in earnings is due to all or a portion of the Named Executive Officer’s balance being linked to Company stock, the value of which increases or decreases as the share price of the Company’s stock fluctuates.

(3)	The Company contributions during each fiscal year have historically been reported in the Summary Compensation Table for each year in which the Named Executive Officer was considered such, and aggregate earnings during the fiscal year have historically been excluded from the Summary Compensation Table. Additionally, the amounts reflected represent the Named Executive Officer’s entire balance under this plan. All balances reflected are fully vested with the exception of Mr. Calabrese, which is 0% vested. Mr. New forfeited his balance upon his resignation.

The amounts reflected in the Non-Qualified Deferred Compensation table were contributed to accounts for the Named Executive Officers under the ERISA Excess Lost Match Plan or a predecessor plan. The ERISA Excess Lost Match Plan provides for Company contributions, equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the 401(k) Plan if the IRS did not impose contribution or pay limitations. Under the ERISA Excess Lost Match Plan, the amount credited to the participant’s account accrues interest at the rates set by FNBPA as its highest interest rate on the first day of the year on the longest term IRA account that it offers. The benefit is then paid as a single lump sum on the first of the month following six months after the participant terminates employment.

Except for Mr. Gurgovits, the amounts contributed to each participant’s account is solely based upon the ERISA Excess Lost Match Plan. However, the amounts noted for Mr. Gurgovits also include amounts for periods prior to January 1, 2003, when the ERISA Excess Lost Match Plan first became effective. Until 2003, the Company’s BRP contained provisions similar to the ERISA Excess Lost Match Plan. Mr. Gurgovits’ participant account reflects amounts accrued under the ERISA Excess Lost Match Plan and the BRP. Until October 17, 2002, the BRP provisions determined the cumulative value in a participant’s account as though the amounts were invested in shares of the Company’s common stock based upon the price at the time the Company credited the participant’s account plus an amount equal to dividends that would be payable on such shares. After October 17, 2002, additional accruals in a participant’s account were based on the actual amount which the participant “lost” due to Code provisions plus the highest interest rate equal to the amount which FNBPA paid on the first business day of the year on their longest term IRA accounts. Notwithstanding the accrual methodology prior to October 17, 2002, all amounts distributed under the prior plan are in cash.

The Company also maintains a deferred compensation plan known as the F.N.B. Corporation Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”). The Committee may select a group of management employees to participate in the plan. The Deferred Compensation Plan provides participants the ability to defer into the plan a portion of their annual cash compensation, including 50% of base salary and 100% of any annual incentive compensation they would otherwise receive, to help postpone and minimize taxes while accumulating capital on a pre-tax basis until termination of employment. Participants may elect to defer their compensation into a fixed interest rate option, with the interest rate determined by the Committee. Currently, there are no participants in this Plan.

Potential Payments Upon Termination or Change in Control

The Company’s Named Executive Officers were each a party to an employment agreement that provides for certain salary and benefits upon termination of employment under various scenarios. The agreements are all described more fully in the narrative and tables below. The tables below set forth the estimated current value of benefits that could be paid to each of our Named Executive Officers upon various termination events that will only be known at the time that the benefits become payable. The tables reflect the amounts that could be payable under the various arrangements if the event in question occurred as of December 31, 2008, including, where applicable, a gross-up for certain taxes in the event that any payments made in connection with a change in control would be subject to the excise tax imposed by Section 4999 of the Code. The Named Executive Officers’ employment agreements do not provide for any additional payments or benefits under a voluntary termination of employment by the executive without Good Reason or involuntary termination by the Company for cause. Under those scenarios, the Named Executive Officers are only entitled to their accrued and unpaid obligations, such as salary, unused vacation, and vested benefits. The following charts contain common information about the Company’s qualified and non-qualified plans and policies, as well as assumptions used by the Company in arriving at the amounts contained in the table. To the extent the information is common, it is contained in the endnotes to the final Potential Payments Upon Termination or Change in Control table and are indicated by letters.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN
CONTROL — STEPHEN J. GURGOVITS

			Change in	Change in	Good Reason
		Change in	Control —	Control —	or Involuntary
Executive Benefits		Control —	Constructive	No	Not for Cause
and Payments	Retirement	Termination	Termination	Termination	Termination	Death	Disability
Upon Termination	($)	($)	($)	($)	($)	($)	($)

Compensation:
Base Salary(1)	0	2,386,510	0	0	2,386,510	0	606,000
Retention Bonus(2)	100,000	100,000	100,000	100,000	100,000	100,000	100,000
Executive Incentive Compensation(a)	0	396,000	396,000	396,000	0	0	0
Restricted Stock:
Unvested and Accelerated(b)	997,063	1,657,496	1,657,496	1,319,314	0	1,707,112	1,211,819
Benefits and Perquisites:
Accrued Vacation(c)	0	0	0	0	0	0	0
Supplemental Disability Insurance Premiums(3)	0	0	0	0	0	0	0
Progress Savings 401(k) Plan(d)(4)	166,836	166,836	0	0	166,836	166,836	166,836
Retirement Income Plan(e)(5)	908,381	908,381	0	0	908,381	380,644	908,381
ERISA Excess Plan(f)(5)	1,265,502	1,353,745	0	0	1,265,502	528,766	1,265,502
BRP(f)(5)	3,336,833	3,569,510	0	0	3,336,833	1,394,232	3,336,833
Lost Match Plan(6)	266,160	266,160	0	0	266,160	266,160	266,160
Deferred Compensation(7)	228,730	228,730	0	0	228,730	228,730	228,730
Split Dollar Life Insurance(8)	196,419	196,419	0	0	196,419	1,808,676	196,419
280G Tax Gross-Up	0	1,441,505	0	0	0	0	0
Total:	7,465,924	12,671,292	2,153,496	1,815,314	8,855,371	6,581,156	8,286,680

(1)	In the event that the Company terminates Mr. Gurgovits’ employment without cause (including in connection with a change in control) or if he terminates his employment for “Good Reason,” he is entitled to receive his annual consulting fee for the remaining five years of his consulting agreement. In the event of disability, the amount above reflects the amount the Company would owe Mr. Gurgovits under its Officers’ Disability salary continuation program. In the case of retirement, no additional amounts are owed.

(2)	Mr. Gurgovits is entitled to receive the retention bonus due in February, 2009 since he was employed on December 31, 2008.

(3)	During 2008, the Company maintained a supplemental disability insurance policy for Mr. Gurgovits through a third-party insurance company. In the event of Mr. Gurgovits’ disability, he would be entitled to receive a monthly benefit of $9,565 per month, commencing 360 days after the date of disability, and continuing until the later of age 65 or 24 months after payments begin. There is no additional cost to the company to report for purposes of this table because the policy lapsed upon his retirement on January 2, 2009.

(4)	Based on Mr. Gurgovits’ age and length of service, he is 100% vested in the Company’s matching contributions under the 401(k) Plan. Upon termination of employment for any reason, Mr. Gurgovits would be entitled to 100% of the Company’s matching contributions to his account.

(5)	Mr. Gurgovits is 100% vested in his benefit under this plan. Effective January 1, 2009, Mr. Gurgovits is no longer eligible to accrue an additional benefit under this plan.

(6)	Mr. Gurgovits is 100% vested in his benefit under this plan. The amounts reflected represent the cash value of Mr. Gurgovits’ account balance under this plan as of December 31, 2008. Upon termination of employment for any reason, Mr. Gurgovits would be entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination or his constructive termination, no benefit is immediately payable. Effective January 1, 2009, Mr. Gurgovits is no longer eligible to have contributions made on his behalf to this plan.

(7)	Since Mr. Gurgovits has satisfied the retirement eligibility requirements if he were to leave the Company for any reason, he would be entitled to the amounts shown above. The amounts reflected above represent the present value of accumulated benefits under the Deferred Compensation Agreement between FNBPA and Mr. Gurgovits calculated in accordance with APB No. 12 assuming an interest rate of 6.2%. Payments will commence on January 1, 2014, and will continue for 9.5 years; therefore, no benefit is immediately payable.

(8)	The Company maintains a split dollar life insurance policy with Mr. Gurgovits through a third-party insurance company. Mr. Gurgovits is the owner of the policy. However, a collateral assignment exists that entitles FNBPA to an interest in the policy equal to the total amount of premiums it has paid to date on the policy. The return of premiums will occur upon the earlier of Mr. Gurgovits’ death or his surrender of the policy. The amounts reflected above represent the excess death benefit proceeds or cash surrender value in the policy, over the bank’s interest in the policy, which will go to his beneficiary in the case of death, or to him, in the case of earlier surrender of the policy after termination of employment.

In addition to the terms of Mr. Gurgovits’ employment agreement described in the narrative accompanying the Summary Compensation Table, Mr. Gurgovits’ employment agreement provides for payment of benefits under certain termination and change in control scenarios. Mr. Gurgovits’ employment agreement does not provide for any additional benefits under a termination of employment due to retirement, for cause termination or termination due to death. Any potential payments listed in the above table under those circumstances are based upon specific Company plans and/or policies, Mr. Gurgovits’ Deferred Compensation Agreement and insurance agreements. The employment agreement provides that if Mr. Gurgovits is terminated without cause or he voluntarily terminates the agreement for “Good Reason,” he is entitled to the amount required to be paid under any Company benefit plan, an amount sufficient to pay premiums for medical, health, disability and life insurance for the remainder of the agreement and his base salary plus the retention bonus for the longer of one year or the remaining term of the agreement. Under the terms of Mr. Gurgovits’ agreement, “Good Reason” means a material reduction in the scope of his duties, authority or responsibility by the Company or the Company breaches or terminates the agreement. Additionally, the agreement provides for the Company to gross-up any payments as a result of any excise tax imposed by Sections 280G or 4999 of the Code. The agreement further requires the Company to reimburse

Mr. Gurgovits for any attorney’s fees and costs he incurs in any proceeding to enforce the agreement if he is successful on the merits. Mr. Gurgovits’ employment agreement terminated effective upon his retirement on January 2, 2009.

The primary difference between the columns “Change in Control — Constructive Termination” and “Change in Control — No Termination” is based upon the vesting provision of restricted stock awards. The restricted stock agreements provided to Mr. Gurgovits and other participants under the 2007 Plan and any predecessor plan provide for vesting of all shares issued under an award after a “Change in Control” if there is also a “Constructive Termination.” For purposes of the restricted stock agreements, “Constructive Termination” shall mean the material diminution of the Named Executive Officer’s duties, status, title, reporting relationship, authority, compensation level, or responsibilities relative to those as they existed prior to the Change in Control, or a relocation of the Named Executive Officer’s principal place of business of more than 60 miles.

For purposes of the agreement, a “Change in Control” shall mean when any of the following events occur: (i) acquisition of more than 25% of the Company’s common stock by a person or entity; (ii) the individuals comprising the Company’s Board as of the date of the Agreement (“Existing Board”), including any subsequently elected directors who are approved by a majority of the Existing Board, no longer constitute at least a majority of the Board; and (iii) the completion of any merger, reorganization, consolidation or sale involving substantially all of the Company’s total assets unless after such transaction all of the following occur: (a) the person or entities who were Company shareholders immediately prior to the transaction make up more than 65% of the shareholders of the Company resulting from the transaction with substantially the same proportion of stock ownership they represented immediately prior to the transaction; (b) a person or entity owns more than 25% of the Company’s common stock when such person or entity owned less than 25% of the Company common stock prior to the transaction; and (c) at least a majority of the Company’s Board that existed at the time the transaction agreement was signed remains in place.

Also, on June 18, 2008, the Company and FNBPA entered into an Amended and Restated Consulting Agreement (“Consulting Agreement”) with Mr. Gurgovits. The Consulting Agreement amended the prior agreement in order to insure compliance with Code Section 409A, and became effective upon Mr. Gurgovits’ retirement and expires on the fifth anniversary of its effective date. Under the terms of the Consulting Agreement, Mr. Gurgovits agrees to provide services to the Company and its affiliates in connection with merger and acquisition activities, participation in certain meetings and such other assignments and projects that the Company and FNBPA along with Mr. Gurgovits mutually agree upon. The Consulting Agreement specifies that the Company and FNBPA shall pay Mr. Gurgovits an annual compensation fee equal to the sum of 50% of his base salary (as defined in the employment agreement) for the year ending December 31, 2008, but in no event less than 50% of his 2006 Base Compensation, plus 50% of the amount that is equal to the average percentage that his bonus payment bears to his average base salary for the years ending December 31, 2006, 2007 and 2008. Moreover, the Consulting Agreement provides that Mr. Gurgovits is entitled to certain benefits, including automobile expenses, club dues and related benefits. Upon termination of the Consulting Agreement other than for “cause,” death or “good reason,” as those terms are defined in the Consulting Agreement, Mr. Gurgovits will be entitled to receive his annual fee for the remainder of the term of the Consulting Agreement. Upon the resignation of Mr. New, the Company named Mr. Gurgovits interim Chief Executive Officer and tolled the term of the Consulting Agreement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN
CONTROL — ROBERT V. NEW, JR.

					Good
					Reason or
			Change in	Change in	Involuntary
		Change in	Control —	Control —	Not for
Executive Benefits		Control —	Constructive	No	Cause
and Payments	Retirement	Termination	Termination	Termination	Termination	Death	Disability
Upon Termination	($)	($)	($)	($)	($)	($)	($)

Compensation:
Base Salary(1)	0	1,500,048	0	0	1,500,048	500,016	446,016
Executive Incentive Compensation(a)	0	290,009	290,009	290,009	0	0	0
Bonus(1)	0	0	0	0	0	0	0
Restricted Stock:
Unvested and Accelerated(b)	0	584,428	584,428	584,428	0	584,428	286,370
Benefits and Perquisites:
Accrued Vacation(c)	9,616	9,616	0	0	9,616	9,616	9,616
Post-Termination Health Care(2)	0	62,622	0	0	62,622	0	0
Progress Savings 401(k) Plan(d)(3)	301	301	0	0	301	5,552	5,552
Lost Match Plan(4)	0	7,668	0	0	0	7,668	7,668
280G Tax Gross-Up	0	0	0	0	0	0	0
Total:	9,917	2,454,692	874,437	874,437	1,572,587	1,107,280	755,222

(1)	In the event that the Company terminates Mr. News’ employment without cause (including in connection with a change in control) or if he terminates his employment for “Good Reason,” he is entitled to base salary continuation and a bonus payment for three years. The bonus payment is calculated as three times the average of the bonus paid to Mr. New for the number of whole years he has been employed. In the event of death, his estate is entitled to one year of his base salary. In the event of disability, the amount above reflects the amount the Company would owe Mr. New under its Officers’ Disability salary continuation program. In the case of retirement, no additional amounts are owed.

(2)	In the event the Company terminates Mr. New without cause (including in connection with a change in control) or if he terminates his employment for “Good Reason,” he is entitled to an amount sufficient to pay premiums for medical, health, disability and life insurance for the remaining term of his employment agreement. In the case of termination for any other reason, Mr. New is not entitled to any additional amounts.

(3)	Based on Mr. New’s age and length of service, he is 0% vested in the Company’s matching contributions under the 401(k) plan. Since Mr. New does not meet the definition of early retirement in the plan (age 55 with 5 years of service) upon termination of employment for any reason other than death or disability, Mr. New would be entitled to 0% of the Company’s matching contributions to his account. In the case of death or disability, Mr. New would be entitled to 100% of the company’s matching contributions to his account. In all cases, Mr. New is 100% vested in the cash dividend declared and paid on shares of the Company’s common stock held in the 401(k) plan.

(4)	Based on Mr. New’s age and length of service, he is 0% vested in his benefit under this plan, but would become 100% vested in this plan in the event of death, disability or upon a change in control. The amounts reflected represent the cash value of Mr. New’s account balance under this plan as of December 31, 2008. Upon termination of employment due to death, disability or following a change in control, Mr. New would be entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of change in control that does not result in termination or his constructive termination, no benefit is immediately payable. In the case of termination for any other reason, Mr. New is not entitled to any additional amounts.

Mr. New’s employment agreement provided for payment under various scenarios including change of control, termination without cause and resignation with good reason. The agreement did not provide for any payments upon a termination for cause or a resignation without good reason. Mr. New resigned from his employment effective

February 11, 2009, and did not receive payment under any of the provisions of the contract. However, Mr. New received severance that included continuation of his base salary, $660,000 for eighteen (18) months and reimbursement of his continuation of health care coverage costs under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), less his required employee contribution for eighteen (18) months. The Company also agreed to purchase Mr. New’s house in Hermitage, Pennsylvania.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN
CONTROL — BRIAN F. LILLY

					Good
					Reason or
			Change in	Change in	Involuntary
		Change in	Control —	Control —	Not for
Executive Benefits		Control —	Constructive	No	Cause
and Payments	Retirement	Termination	Termination	Termination	Termination	Death	Disability
Upon Termination	($)	($)	($)	($)	($)	($)	($)

Compensation:
Base Salary(1)	0	990,000	0	0	990,000	0	276,000
Executive Incentive Compensation(a)(2)	0	161,568	161,568	161,568	0	0	0
Bonus(1)	0	179,219	0	0	179,219	0	0
Restricted Stock:
Unvested and Accelerated(b)	0	544,127	544,127	432,750	0	560,401	397,938
Benefits and Perquisites:
Accrued Vacation(c)	13,962	13,962	0	0	13,962	13,962	13,962
Post-Termination Health Care(3)	0	25,851	0	0	25,851	0	0
Progress Savings 401(k) Plan(d)(4)	27,391	27,391	0	0	27,391	27,391	27,391
Retirement Income Plan(e)(4)	0	68,135	0	0	68,135	66,035	68,135
ERISA Excess Plan(f)(5)	0	26,727	0	0	0	20,637	22,311
BRP(f)(5)	0	53,959	0	0	0	40,141	41,912
Lost Match Plan(6)	22,517	22,517	0	0	22,517	22,517	22,517
280G Tax Gross-Up	0	633,851	0	0	0	0	0
Total:	63,870	2,747,307	705,695	594,318	1,327,075	751,084	870,166

(1)	In the event that Mr. Lilly is terminated without cause or if he terminates his employment agreement for “Good Reason”, he is entitled to base salary continuation and a bonus payment for three years. In the event of a change in control resulting in his termination, he is entitled to three times his base salary plus a bonus amount payable immediately as a lump sum. The bonus amount is calculated by dividing the total annual amounts paid to Mr. Lilly as a bonus for the last three completed fiscal years divided by three. In the event of disability, he is entitled to the amount as set forth by the Company’s Officers’ Disability salary continuation program. In the case of termination for any other reason, Mr. Lilly is not entitled to any additional amounts.

(2)	Based on Mr. Lilly’s age and length of service, he is not eligible for retirement; therefore, no benefit is immediately payable in the event of retirement.

(3)	In the event that Mr. Lilly is terminated without cause or if he terminates his employment agreement for “Good Reason” following a change in control, he is entitled to continue to participate in the Company’s group health plan on the same terms and same cost as active employees for thirty-six months or until he first becomes eligible for coverage under any group health plan of another employer. In the case of termination for any other reason, Mr. Lilly is not entitled to any additional amounts.

(4)	Mr. Lilly is 100% vested in his benefit under the plan.

(5)	Based on Mr. Lilly’s age and length of service, he is 0% vested in his benefit under this plan, but would become 100% vested in this plan in the event of death, disability or upon a change in control.

(6)	Mr. Lilly is 100% vested in his benefit under this plan. The amounts reflected represent the cash value of Mr. Lilly’s account balance under this plan as of December 31, 2008. Upon termination of employment for any reason, Mr. Lilly would be entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination or constructive termination, no benefit is immediately payable.

Mr. Lilly’s employment agreement provides for payment of certain benefits under certain termination scenarios. His agreement does not provide for any payments upon a voluntary termination without “Good Reason” by Mr. Lilly or a for cause termination by the Company. Mr. Lilly’s agreement allows him to terminate the agreement for “Good Reason” and obtain the same termination benefits as if he was terminated by the Company for a reason other than cause. Under the terms of the agreement, “Good Reason” exists if the Company assigns Mr. Lilly a role that would result in a diminution of duties, or if the Company reduces his base salary or compensation opportunities, materially diminishes the responsibilities of his supervisor, materially diminishes the budget over which Mr. Lilly retains authority, or assigns Mr. Lilly to a workplace that exceeds a 50 mile radius beyond Hermitage, Pennsylvania.

Mr. Lilly’s employment agreement provides that upon a Change in Control, if the acquiring company terminates Mr. Lilly’s employment, Mr. Lilly may obtain employment with a competitive enterprise, which new employment would otherwise be restricted by the employment agreement. As noted above for Mr. Gurgovits, the difference in the “Change in Control — Constructive Termination” and “Change in Control — No Termination” columns is as a result of the vesting provisions under restricted stock awards. For purposes of Mr. Lilly’s and all employment agreements except Mr. Gurgovits, “Change in Control” means any merger or consolidation of the Company with another corporation, and as a result of such merger or consolidation, the shareholders of the Company as of the day preceding such transaction will own less than 51% of the outstanding voting securities of the surviving corporation, or in the event that there is (in a single transaction or series of related transactions) a sale or exchange of 80% or more of the Common Stock of the Company for securities of another entity in which shareholders of the Company will own less than 51% of such entity’s outstanding voting securities, or in the event of the sale by the Company of a substantial portion of its assets (including the capital stock the Company owns in its subsidiaries) to an unrelated third party. Additionally, the agreement provides for the Company to gross-up any payments as a result of any excise tax imposed by Sections 280G or 4999 of the Code.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN
CONTROL — VINCENT J. DELIE, JR.

					Good
					Reason or
			Change in	Change in	Involuntary
		Change in	Control —	Control —	Not for
Executive Benefits		Control —	Constructive	No	Cause
and Payments	Retirement	Termination	Termination	Termination	Termination	Death	Disability
Upon Termination	($)	($)	($)	($)	($)	($)	($)

Compensation:
Base Salary(1)	0	600,000	0	0	600,000	0	246,000
Executive Incentive Compensation(a)	0	120,499	120,499	120,499	0	0	0
Restricted Stock:
Unvested and Accelerated(b)(2)	0	200,321	200,321	158,336	0	206,275	146,834
Benefits and Perquisites:
Accrued Vacation(c)	1,731	1,731	0	0	1,731	1,731	1,731
Post-Termination Health Care(3)	0	0	0	0	0	0	0
Progress Savings 401(k) Plan(d)(4)	20,446	20,446	0	0	20,446	20,446	20,446
Retirement Income Plan(e)(5)	0	0	0	0	0	0	26,324
ERISA Excess Plan(f)(6)	0	43,351	0	0	0	31,475	7,118
Lost Match Plan(6)	0	8,910	0		8,910	8,910	8,910
Total:	22,177	995,258	320,820	278,835	631,087	268,837	457,363

(1)	In the event that the Company terminates Mr. Delie’s employment without cause, or if he terminates his employment for “Good Reason,” he is entitled to base salary continuation for two years. In the event of a change in control resulting in his termination, he is entitled to two times his base salary payable immediately as a lump sum. In the event of disability, he is entitled to the amount set forth in the Company’s Officers’ Disability salary continuation program. In the case of termination for any other reason, Mr. Delie is not entitled to any additional amounts.

(2)	Based on Mr. Delie’s age and length of service, he is not eligible for retirement; therefore, in the case of retirement, no benefit is immediately payable.

(3)	In the event that the Company terminates Mr. Delie’s employment without cause, or if he terminates his employment for “Good Reason”, he is entitled to an amount sufficient to pay COBRA premiums for medical insurance for eighteen months, less the amount that Mr. Delie would have paid towards his medical insurance if he were still employed by the Company during that time, except that if the termination of employment occurs within twelve months following a change in control, the benefit covers twenty-four months instead of eighteen months. Mr. Delie does not currently participate in the Company’s medical plan. In the case of termination for any other reason, Mr. Delie is not entitled to any additional amounts.

(4)	Based on Mr. Delie’s age and length of service, he is 100% vested in the Company’s matching contributions under the 401(k) Plan. Therefore, upon termination of employment for any reason, Mr. Delie would be entitled to 100% of the Company’s matching contributions to his account.

(5)	Mr. Delie is 0% vested in his benefit under this plan; therefore, no benefit is immediately payable; however, for purposes of this table, the Company assumed Mr. Delie would become vested in the future based on service accrued during disability.

(6)	Based on Mr. Delie’s age and length of service, he is 0% vested in his benefit under this plan, but would become 100% vested in this plan in the event of death, disability or upon a change in control.

(7)	Mr. Delie is 100% vested in his benefit under this plan. The amounts reflected represent the cash value of Mr. Delie’s account balance under this plan as of December 31, 2008. Upon termination of employment for any reason, Mr. Delie would be entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination or his constructive termination, no benefit is immediately payable.

Mr. Delie’s employment agreement does not provide for any additional benefits, other than accrued and unpaid obligations of FNBPA, under a termination of employment voluntarily by Mr. Delie without “Good Reason” or by the Company for cause. Mr. Delie’s agreement allows him to terminate the agreement for “Good Reason” and obtain the same termination benefits as if he was terminated by the Company for a reason other than cause. Under the terms of the agreement, “Good Reason” exists if the Company assigns Mr. Delie a role which would result in a diminution of duties, or if the Company reduces his base salary, or assigns Mr. Delie to a workplace that exceeds a 50 mile radius beyond Pittsburgh, Pennsylvania; unless the location is Hermitage, Pennsylvania.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN
CONTROL — VINCENT J. CALABRESE

			Change in	Change in	Involuntary
		Change in	Control —	Control —	Not for
Executive Benefits		Control —	Constructive	No	Cause
and Payments	Retirement	Termination	Termination	Termination	Termination	Death	Disability
Upon Termination	($)	($)	($)	($)	($)	($)	($)

Compensation:
Base Salary(1)	0	416,064	0	0	416,064	0	154,032
Executive Incentive Compensation(a)(2)	0	72,811	72,811	72,811	0	15,000	15,000
Restricted Stock:
Unvested and Accelerated(b)(2)	0	117,163	105,470	105,470	0	117,163	70,538
Benefits and Perquisites:
Accrued Vacation(c)	4,801	4,801	0	0	4,801	4,801	4,801
Post-Termination Health Care(3)	0	19,165	0	0	19,165	0	0
Progress Savings 401(k) Plan(d)(4)	669	669	0	0	669	11,360	11,360
Retirement Income Plan(e)(5)	0	0	0	0	0	0	13,948
ERISA Excess Plan(f)(6)	0	17,483	0	0	0	13,603	1,155
Lost Match Plan(6),(7)	0	954	0	0	0	954	954
Total:	5,470	649,110	178,281	178,281	440,699	162,881	271,788

(1)	In the event that the Company terminates Mr. Calabrese’s employment without cause or following a change in control, he is entitled to base salary continuation for two years. In the event of disability, he is entitled to the amount set forth in the Company’s Officers’ Disability salary continuation program. In the case of termination for any other reason, Mr. Calabrese is not entitled to any additional amounts.

(2)	Based on Mr. Calabrese’s age and length of service, he is not eligible for retirement; therefore, in the case of retirement, no benefit is immediately payable. Mr. Calabrese has also received discretionary time based restricted stock awards which vest 20% each year over five years. These awards will become 100% vested in the event of death, disability, retirement or termination in conjunction with a change in control, but Mr. Calabrese will forfeit these shares if his employment is terminated for any other reason.

(3)	In the event that the Company terminates Mr. Calabrese’s employment without cause or following a change in control, he is entitled to an amount sufficient to pay COBRA premiums for medical insurance for eighteen months less the amount that Mr. Calabrese would have paid towards his medical insurance if he were still employed during that time. In the case of termination for any other reason, Mr. Calabrese is not entitled to any additional amounts.

(4)	Based on Mr. Calabrese’s age and length of service, he is 0% vested in the Company’s matching contributions under the 401(k) Plan. Since Mr. Calabrese does not meet the definition of early retirement in the plan (age 55 with 5 years of service) upon termination of employment for any reason other than death or disability, Mr. Calabrese would be entitled to 0% of the Company’s matching contributions to his account. In the case of death or disability, Mr. Calabrese would be entitled to 100% of the Company’s matching contributions to his account. In all cases, Mr. Calabrese is 100% vested in the cash dividends declared and paid on shares of the Company’s common stock held in the 401(k) Plan.

(5)	Mr. Calabrese is 0% vested in his benefit under this plan; therefore, no benefit is immediately payable; however, for purposes of this table, the Company assumed Mr. Calabrese would become vested in the future based on service accrued during disability.

(6)	Based on Mr. Calabrese’s age and length of service, he is 0% vested in his benefit under this plan, but would become 100% vested in this plan in the event of death, disability or upon a change in control.

(7)	The amounts reflected represent the cash value of Mr. Calabrese’s account balance under this plan as of December 31, 2008. Upon termination of employment due to death, disability, or following a change in control, Mr. Calabrese would be entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination or his constructive termination, no benefit is immediately payable. In the case of termination for any other reason, Mr. Calabrese is not entitled to any additional amounts.

Mr. Calabrese’s employment agreement does not provide for any additional benefits, other than accrued and unpaid obligations under a termination of employment voluntarily by Mr. Calabrese or by the Company for cause. Mr. Calabrese’s agreement provides for a reduction of certain amounts in the above tables after the first twelve months of payments if Mr. Calabrese obtains new employment. Mr. Calabrese’s employment agreement provides that upon a Change in Control, if the acquiring company terminates Mr. Calabrese’s employment, Mr. Calabrese may obtain employment with a competitive enterprise, which new employment would otherwise be restricted by the employment agreement, provided Mr. Calabrese releases the acquiring company from any payment obligations under the terms of the employment agreement. “Change in Control” has the same definition as noted above for Mr. Lilly.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN
CONTROL — LOUISE C. LOWREY

			Change in	Change in	Involuntary
		Change in	Control —	Control —	Not for
Executive Benefits		Control —	Constructive	No	Cause
and Payments	Retirement	Termination	Termination	Termination	Termination	Death	Disability
Upon Termination	($)	($)	($)	($)	($)	($)	($)

Compensation:
Base Salary(1)	0	380,016	0	0	380,016	0	136,008
Executive Incentive Compensation(a)	0	66,503	66,503	66,503	0	25,000	25,000
Restricted Stock:
Unvested and Accelerated(b)	115,087	155,633	155,633	124,126	0	160,297	113,672
Benefits and Perquisites:
Accrued Vacation(c)	0	0	0	0	0	0	0
Post-Termination Health Care(2)	0	5,792	0	0	5,792	0	0
Progress Savings 401(k) Plan(d)(3)	95,353	95,353	0	0	95,353	95,353	95,353
Retirement Income Plan(e)(4)	333,185	333,185	0	0	333,185	293,434	316,567
ERISA Excess Plan(f)(4)	93	93	0	0	93	82	93
Lost Match Plan(4),(5)	43	43	0	0	43	43	43
Total:	543,761	1,036,618	222,136	190,629	814,482	574,209	686,736

(1)	In the event that the Company terminates Ms. Lowrey’s employment without cause, she is entitled to base salary continuation for two years. In the event of disability, she is entitled to the amount set forth in the Company’s Officers’ Disability salary continuation program. In the case of termination for any other reason, Ms. Lowrey is not entitled to any additional amounts.

(2)	In the event that the Company terminates Ms. Lowrey’s employment without cause, she is entitled to an amount sufficient to pay COBRA premiums for medical insurance for eighteen months less the amount that Ms. Lowrey would have paid towards medical insurance if she were still employed during that time. In the case of termination for any other reason, Ms. Lowrey is not entitled to any additional amounts.

(3)	Based on Ms. Lowrey’s age and length of service, she is 100% vested in the Company’s matching contributions under the 401(k) Plan. Upon termination of employment for any reason, Ms. Lowrey would be entitled to 100% of the Company’s matching contributions to her account.

(4)	Ms. Lowrey is 100% vested in her benefit under this plan.

(5)	The amounts reflected represent the cash value of Ms. Lowrey’s account balance under this plan as of December 31, 2008. Upon termination of employment for any reason, Ms. Lowrey would be entitled to receive a lump sum distribution of her entire account balance under this plan on the first of the month following six months from her termination of employment. In the case of a change in control that does not result in termination or constructive termination, no benefit is immediately payable.

Ms. Lowrey’s employment agreement does not provide for any additional benefits, other than accrued and unpaid obligations of FNBPA, under a termination of employment voluntarily by Ms. Lowrey or by the Company for cause. Ms. Lowrey’s agreement provides for a reduction of certain amounts in the above tables after the first twelve months of payments if Ms. Lowrey obtains new employment.

Effect of Capital Purchase Payments on all Tables

As noted above under the Tax and Accounting Treatment of Compensation, on January 9, 2009, the Company issued trust preferred securities under the CPP. Each of the Named Executive Officers entered into a Capital Purchase Program Agreement and Waiver (CPP Agreement) and a Waiver before the Company completed the trust preferred issuance. The terms of the CPP Agreement and Waiver restrict the Company’s ability to make certain severance payments if applicable law requires such. As a result, the Company may not be able to pay some or all of the amounts indicated in the above tables for all Named Executive Officers and remain in compliance with the various CPP agreements and applicable laws and regulations.

Endnotes to All Potential Payments Upon Termination or Change in Control Tables:

(a) The amounts reflected in the Executive Incentive Compensation row represent the payout earned under the annual incentive portion of the 2007 Plan. The Company makes the payout in a lump sum 45 days after the end of the year provided the participant is still employed by the Company on December 31. For purposes of this table, in the event of death, disability or retirement, the Compensation Committee may approve a pro-rated award. The amount in the table is based on the assumption that the Compensation Committee would approve the award. Since the table assumes termination of employment as of December 31, 2008, pro-ration is not necessary. In the case of a change in control, the participant is entitled to receive a pro-rated award based on the date of termination no less than his targeted award. Therefore, the amount shown in the case of a change in control is based on the Named Executive Officer’s targeted award, not the amount the Named Executive Officer actually earned for 2008. In the event that any of the Named Executive Officers are terminated without cause, the Company does not owe the Named Executive Officer any additional amount. In the case of Mr. Gurgovits, this is also true if he terminates his employment agreement for “Good Reason.”

(b) The amounts reflected represent the taxable income realized by the Named Executive Officers under each potential termination scenario based on the terms of the 2001 and 2007 Plans. Under the 2001 Plan, all outstanding restricted stock awards will become 100% vested in the event of death, disability or retirement. All service-based restricted stock awards will become 100% vested upon a change in control regardless of whether the executive stays or leaves the company as a result of the change in control. In the event of termination or constructive termination upon a change in control, the performance-based shares issued under the 2001 Plan earned in performance periods prior to a change in control and all shares assigned to the performance period in which the change in control occurs will become 100% vested. A change in control under the awards issued under the 2001 Plan occurs when there is a merger or other consolidation which results in a 35% or greater change in the ownership of the common stock of the resulting company. The Named Executive Officer will forfeit shares subject to future performance periods. Additionally, in the event that there is a change in control with no termination or constructive termination of employment, there is no acceleration of vesting of performance-based shares due to the change in control. The Named Executive Officers will forfeit all unvested awards if the Company terminates him or her without cause or if he or she terminates his or her employment for any other reason.

Under the 2007 Plan, both service-based and performance-based outstanding restricted stock awards will become 100% vested at target levels in the event of the death of the participant or upon a change in control. Under the 2007 Plan, a change of control occurs when there is a merger or other consolidation which results in a 50% or greater change in the ownership of the common stock of the resulting company. In the event a Named Executive Officer becomes disabled or terminates employment due to normal retirement, all service-based restricted stock awards will become 100% vested, except that if the Named Executive Officer retires in the same calendar year as the Company granted the award, the number of shares that shall vest will be pro-rated for the period worked. If a Named Executive Officer terminates employment due to early retirement, all service-based awards of restricted stock will be pro-rated for the period worked. In the event a Named Executive Officer terminates employment due to retirement or disability and if the Company achieves the performance objectives, the performance-based shares will vest on the vesting date except, that in the case of disability or early retirement and retirement in the calendar year that the Company granted the awards, the shares will vest on the vesting date in a pro-rated amount based on the period worked. However, the accelerated vesting provisions of both the service-based and performance-based awards under the 2007 plan do not apply to Mr. Gurgovits’ awards. The Named Executive Officers will forfeit all unvested awards if the Company terminates him or her without cause or if he or she terminates his or her employment for any other reason.

(c) Upon termination for any reason, the Named Executive Officers are entitled to an immediate lump sum payment of earned but unused vacation days. In the case of a “Change in Control — Constructive Termination” and “Change in Control — No Termination,” the Named Executive Officers would still be employed and would therefore be entitled to carry the earned but unused vacation days over for use in 2009.

(d) The amounts reflected represent the dollar amount of the Company’s matching contributions into the 401(k) Plan as of December 31, 2008. Distributions from the 401(k) Plan are in the form of a single lump sum payment and are made as soon as administratively possible after termination of employment. In the case of a change in control that does not result in termination, the Named Executive Officer would still be employed, thus no benefit is immediately payable.

(e) The present values reflected above for the RIP were determined using the following assumptions: benefit payments paid as a monthly annuity commencing at age 65, (except Mr. Gurgovits, whose benefit was calculated based on a five year certain and continuous annuity option and would commence immediately due to his age and service), except in the case of disability where payments would commence at age 65 once long-term disability benefits cease; an interest rate of 6.10%; no pre-retirement mortality; and post-retirement mortality from the RP-2000 Projected to 2014 Mortality table (gender specific). The present values for “Retirement,” “Change in Control — Termination,” “Good Reason” or “Involuntary Not for Cause Termination,” and “Disability” were calculated based on a five year certain and continuous annuity option. The present value for “Death” was calculated based on a 100% joint and survivor annuity option and assumes that the Named Executive Officer and his spouse are the same age. In addition, the death benefit is assumed to commence immediately if the Named Executive Officer is over age 55 or otherwise, at age 55. In the case of a change in control that does not result in termination, no benefit is immediately payable. Note that we have shown the present value of the benefit available for consistency with the Pension Benefits table. However, the participant is only entitled to a lump sum distribution if the lump sum benefit under the RIP is less than $10,000.

(f) The present values reflected above for the ERISA Excess Plan and BRP were determined using the following assumptions: benefit payment paid as a monthly annuity commencing at age 65, (except Mr. Gurgovits, whose benefit was calculated based on a five year certain and continuous annuity option and would commence immediately due to his age and length of service), except in the case of disability where payments would commence at age 65 once long-term disability benefits cease, and in the case of termination following a change in control where the payment would be in the form of an immediate lump sum; an interest rate of 6.05% for annuity payments and the IRS mandated segment rates for distributions in 2009 for the lump sum payment triggered due to “Change in Control — Termination;” no pre-retirement mortality; and post-retirement mortality from the RP-2000 Projected to 2014 Mortality table (gender specific) for annuity payments and the IRS mandated mortality for the lump sum payment due upon “Change in Control — Termination.” The present values for “Retirement,” “Involuntary Not for Cause Termination,” and “Disability” were calculated based on a 5 year certain and continuous annuity option. The present value for “Death” was calculated based on a 100% joint and survivor annuity option and assumes that the Named Executive Officer and his spouse are the same age. In addition, the death benefit is assumed to commence immediately if the Named Executive Officer is over age 55 or otherwise, at age 55. Additionally, for Mr. Gurgovits, the present values for “Good Reason” were also calculated based upon a 5 year certain and continuous annuity option. Note that we have shown the present value of the benefit available for consistency with the Pension Benefits table. The participant is not entitled to a lump sum payment unless there is a Change in Control.

2008 Director Compensation

The following table shows the compensation paid to our Company directors for services rendered in all capacities during 2008. Messrs. Gurgovits and New are not included as their compensation as a director is disclosed in the Summary Compensation Table above.

					Change in
					Pension
					Value and
	Fees Earned				Nonqualified
	or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)(1)	($)(2)	($)	($)	($)	($)(3)	($)

William B. Campbell	73,667	15,120	0	0	0	16,600	105,387
Henry M. Ekker	52,500	15,120	0	0	0	14,262	81,882
Philip E. Gingerich	38,834	17,711	0	0	0	0	56,545
Robert B. Goldstein	69,833	15,120	0	0	0	0	84,953
Dawne S. Hickton	52,500	15,120	0	0	0	0	67,620
David J. Malone	60,000	15,120	0	0	0	0	75,120
D. Stephen Martz	40,167	17,711	0	0	0	12,263	70,141
Peter Mortensen	57,500	15,120	0	0	0	4,500	77,120
Harry F. Radcliffe	69,167	15,120	0	0	0	0	84,287
Arthur J. Rooney, II	55,000	15,120	0	0	0	0	70,120
John W. Rose	68,667	15,120	0	0	0	5,000	88,787
Stanton R. Sheetz	38,834	17,711	0	0	0	0	56,545
William J. Strimbu	58,667	15,120	0	0	0	16,625	90,412
Earl K. Wahl, Jr.	52,500	15,120	0	0	0	0	67,620

(1)	Represents fees earned as a director of the Company. Fees earned as a director of FNBPA and F.N.B. Capital Corporation, LLC are included in the “All Other Compensation” column. The dollar amounts of the fees earned as a director of the Company were as follows:

	Annual Retainer	Committee Chair
Name	Fee($)	Fees($)

William B. Campbell	68,667	5,000
Henry M. Ekker	52,500	0
Philip E. Gingerich	38,834	0
Robert B. Goldstein	59,833	10,000
Dawne S. Hickton	52,500	0
David J. Malone	60,000	0
D. Stephen Martz	40,167	0
Peter Mortensen	57,500	0
Harry F. Radcliffe	58,667	10,500
Arthur J. Rooney, II	55,000	0
John W. Rose	63,667	5,000
Stanton R. Sheetz	38,834	0
William J. Strimbu	58,667	0
Earl K. Wahl, Jr.	52,500	0

(2)	Each director is awarded 1,000 shares of the Company common stock annually. The shares were issued on May 19, 2008, after the Company’s Annual Meeting, with a fair market value of $15.12 per share. In addition to the award received in May, since the Company elected Messrs. Gingerich, Martz and Sheetz F.N.B. directors on

April 1, 2008, the Company also awarded each of them 166 shares at the time of their appointment as directors, which represents a pro-rated amount of the annual award of 1,000 shares based on the length of time remaining in the prior award period, with a fair market value of $15.61 per share. The stock awarded is immediately vested and is unrestricted.

(3)	The All Other Compensation column consists of the following:

Director Compensation — Other Compensation

				Total All Other Compensation
	Affiliate Fees	Director Education	Perquisites	As Reported Above
Name	($)(1,2)	($)	($)(3)	($)

William B. Campbell	16,600	0	0	16,600
Henry M. Ekker	12,600	1,662	0	14,262
Philip E. Gingerich	0	0	0	0
Robert B. Goldstein	0	0	0	0
Dawne S. Hickton	0	0	0	0
David J. Malone	0	0	0	0
D. Stephen Martz	9,725	2,538	0	12,263
Peter Mortensen	4,500	0	0	4,500
Harry F. Radcliffe	0	0	0	0
Arthur J. Rooney, II	0	0	0	0
John W. Rose	5,000	0	0	5,000
Stanton R. Sheetz	0	0	0	0
William J. Strimbu	16,625	0	0	16,625
Earl K. Wahl, Jr.	0	0	0	0

(1)	This column reflects fees earned as a director of FNBPA except for Mr. Rose who earned fees as a director of F.N.B. Capital Corporation, LLC.

(2)	Directors of FNBPA received $1,500 per meeting for attendance at Board meetings and $300 for other Committee meetings, unless the Committee participation was only by telephone, in which case the directors received $125.

(3)	The valuation of all perquisites is at the actual cost to the Company. Since the aggregate perquisites to any one director did not exceed $10,000, no amounts are required to be disclosed.

Executive Directors

The Company’s executive directors, Messrs. Gurgovits and New, received compensation for their positions as Chairman and President and Chief Executive Officer, respectively. Such compensation is disclosed above in the Summary Compensation Table. The only additional compensation they receive for their role as a director is 1,000 shares of stock. The Company awarded these share in May at the same time as the stock awards to all other directors. The award is also reflected in the Summary Compensation Table. Since Mr. New was elected an F.N.B. director effective January 16, 2008, the Company awarded 417 shares to him at that time, which represents a pro-rated amount of the annual award of 1,000 shares based on the length of time remaining in the award period of awards granted to the other directors at the 2008 Annual Meeting with a fair market value of $13.44 per share, which is also reflected in the Summary Compensation Table. Mr. New resigned as a director effective February 11, 2009.

Annual Board/Committee Retainer Fees

The Company pays its annual director and committee meeting fees on a retainer basis. The Company annualizes the retainers and pays them monthly. The annual Board fee is $50,000 and the Committee fees are as follows:

Fees
Committee	($)

Audit	5,000
Compensation	5,000
Executive	7,500
Nominating and Governance	2,500
Risk	2,500

For information regarding the number of full Board and Committee meetings held during 2008, see the section titled “Our Board of Directors and Its Committees.” The Company reimbursed various directors for amounts the directors expended in traveling to the Company’s meetings. The Company determined these amounts were consistent with Company guidelines and thus are not included in the Director’s Compensation table.

Committee Chair Fees

In addition to the annual and committee meeting fees discussed above, the Company also pays Mr. Rose $5,000 to serve as the Chairman of the Board of Directors of F.N.B. Capital Corporation and Mr. Campbell $10,000 to serve as Lead Director. The Chairmen of the regular F.N.B. Board Committees receive a higher committee fee due to their increased responsibilities in lieu of the Committee fee noted above. The Company paid the following as an annual stipend to the Chairmen of the following regular F.N.B. Board Committees:

		Fees
Committee	Chairman	($)

Audit	Mr. Radcliffe	10,500
Compensation	Mr. Goldstein	10,000
Nominating and Governance	Mr. Campbell	5,000
Risk	Mr. Rose	5,000

Annual Grant of Stock Awards

We awarded each director 1,000 shares of stock under the Corporation’s 2007 Plan. The stock awarded is immediately vested and is unrestricted. The following table is a detailed accounting of stock options outstanding as of December 31, 2008. The amount reflected for Messrs. Gingerich, Martz and Sheetz and 962 of the options for Mr. Radcliffe were awarded for their service as directors under a stock option plan of a predecessor entity acquired by the Company.

Options
Outstanding
Name	(#)

Philip Gingerich	7,077
D. Stephen Martz	20,475
Harry F. Radcliffe	2,937
Stanton R. Sheetz	7,077
William J. Strimbu	2,138

Proposal 2.	Proposal to Ratify the Appointment of Independent Registered Public Accounting Firm of Ernst & Young LLP

The Audit Committee shall select Ernst & Young LLP as the independent registered public accounting firm to audit the books of the Corporation and its subsidiaries for the year ending December 31, 2009, to report on the internal controls and the consolidated statement of financial position and related statement of income of the

Corporation and its subsidiaries, and to perform such other appropriate accounting services as may be required by the Board. Ernst & Young LLP has advised the Corporation that they are independent accountants with respect to the Corporation, within the meaning of standards established by the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the Independence Standards Board and federal securities laws administered by the SEC. In the event the appointment is not ratified by a majority of the votes cast, in person or by proxy, it is anticipated that no change in our independent registered public accounting firm would be made for the current year because of the difficulty and expense of making any change so long after the beginning of the current year, but that vote would be considered with the auditors’ appointment for 2010.

Ernst & Young LLP served as our independent registered public accounting firm for the year ended December 31, 2008, and a representative of the firm is expected to attend our Annual Meeting, respond to appropriate questions and, if the representative desires, which is not anticipated, make a statement.

The discussion under the caption, “Audit and Non-Audit Fees,” describes the aggregate fees for professional services provided by Ernst & Young LLP to F.N.B. for the calendar years 2007 and 2008.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS F.N.B.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009 (ITEM 2 ON THE PROXY CARD).

REPORT OF AUDIT COMMITTEE

To Our Shareholders:

The Audit Committee (“Committee”) oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed and discussed with Ernst & Young LLP, its independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards.

The Committee has discussed with Ernst & Young LLP its independence from management and the Corporation, including the matters in the required written disclosures. The Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining its independence.

The Committee discussed with the Corporation’s internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits. The Committee meets with the internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Respectfully submitted,

Harry F. Radcliffe, Chairman
David J. Malone
D. Stephen Martz
William J. Strimbu

AUDIT AND NON-AUDIT FEES

Ernst & Young LLP served as the Corporation’s independent registered public accounting firm for the fiscal years ended December 31, 2008 and 2007. Ernst & Young LLP has advised the Corporation that none of its members or any of its associates has any direct financial interest or material indirect financial interest in the Corporation or its subsidiaries.

Fees paid to Ernst & Young LLP for professional services during 2008 and 2007 were as follows:

	Audit	Audit-Related	Tax	All Other

2008	$882,502	$52,000	$250,900	$6,000
2007	$644,927	$0	$186,536	$5,950

Audit Fees relate to the audit of the Corporation’s annual financial statements and internal control over financial reporting, review of the financial statements included in the Corporation’s Reports on Form 10-Q, services provided in connection with regulatory filings including registration statements filed with the SEC, and accounting consultations related to the audit.

Audit-Related Fees relate to merger and acquisition consultation services.

Tax Fees relate to tax compliance, tax planning and tax advice services.

All Other Fees relate to subscriptions for Ernst & Young’s web-based accounting and auditing research library.

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm. The Audit Committee will revise the list of pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management, but may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Pre-approval fee levels for all services to be provided by the independent registered public accounting firm will be established annually by the Audit Committee. Any proposed services exceeding these levels require specific pre-approval.

The annual audit services engagement terms and fees are subject to the pre-approval of the Audit Committee. In addition, the Audit Committee may grant pre-approval for other audit services, including statutory audits or financial audits for subsidiaries or affiliates of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

Audit-related services and tax services must also be pre-approved by the Audit Committee. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit” services; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements. Tax services to the Company include tax compliance, tax planning and tax advice services.

The Audit Committee may grant pre-approval to those permissible non-audit services classified as “All Other” services that it believes are routine and recurring services, and that such pre-approval would not impair the independence of the independent registered public accounting firms.

Proposal 3.  Proposal to Approve F.N.B.’s Overall Executive Compensation Policies and Procedures

We elected to include a non-binding advisory vote on the overall executive compensation policies and procedures employed by the Corporation, as described in the Compensation Discussion and Analysis (“CD&A”) and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement.

The Corporation believes that its compensation policies and procedures, which are reviewed and approved by the Compensation Committee of the Board, encourage a culture of pay-for-performance and are strongly aligned with the long-term interests of shareholders. Like most companies in the financial services sector, the recent and ongoing financial downturn had a significant negative impact on the Corporation’s 2008 results of operations and on the price of the Corporation’s Common Stock. Consistent with the objective of aligning the compensation of the Corporation’s executive officers with the annual and long-term performance of the Corporation and the interest of the Corporation’s shareholders, these factors were also reflected in the compensation of the Corporation’s named executive officers for 2008, and in a number of executive compensation-related actions that have been taken by the Corporation and the Compensation Committee with respect to 2009.

One of the main objectives of the Corporation’s executive compensation program is to align a significant portion of each executive officer’s total compensation with the annual and long-term performance of the Corporation and the interests of the Company’s shareholders. The Corporation’s annual incentive compensation program established under the F.N.B. 2007 Incentive Plan plays a key role in fulfilling this objective, since it is designed specifically to establish a direct correlation between annual cash incentive bonuses paid to participants and the financial performance of the Corporation. Cash bonus payments to named executive officers under the Corporation’s annual incentive compensation program are based entirely on F.N.B. achieving certain financial performance targets (more fully described under “Executive Compensation and Other Proxy Disclosure-Compensation Discussion and Analysis”) for 2008.

Since F.N.B. did not meet the financial performance goals for 2008 established under the annual incentive compensation program, no named executive officer received a performance based cash bonus for 2008. Likewise, F.N.B.’s named executive officers did not earn their performance based restricted stock awards based solely on F.N.B.’s failure to achieve certain financial performance targets in 2008 (more fully described under “Executive Compensation and Other Proxy Disclosure-Compensation Discussion and Analysis”). The effectiveness of the Corporation’s executive compensation program in achieving its objectives, especially in times of economic difficulty and weak financial performance, is clearly demonstrated by the fact that the Corporation’s failure to achieve its 2008 financial performance goals precluded the named executive officers from receiving performance based cash bonuses and prevented them from earning their restricted stock awards.

The Company and the Compensation Committee remain committed to the compensation philosophy, policies and objectives outlined under “Executive Compensation and Other Proxy Disclosure-Compensation Discussion and Analysis.” As always, the Compensation Committee will continue to review all elements of the executive compensation program and take any steps it deems necessary to continue to fulfill the objectives of the program.

Shareholders should carefully review the “Executive Compensation and Other Proxy Disclosure” section of this Proxy Statement for a detailed discussion of the Company’s executive compensation program.

We also believe that both the Corporation and shareholders benefit from responsive corporate governance polices and constructive and consistent dialogue. Thus, the Corporation is including in this Proxy Statement an advisory shareholder vote on the Corporation’s executive compensation disclosures. This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse our executive pay program and policies through the following resolution:

Resolved, that the shareholders approve the overall executive compensation policies and procedures employed by F.N.B., as described in the CD&A of the F.N.B. Corporation 2009 Proxy Statement and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure, in the F.N.B. 2009 Proxy Statement).

Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE OVERALL COMPENSATION POLICIES AND PROCEDURES EMPLOYED BY THE COMPENSATION COMMITTEE, AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS, AND THE TABULAR DISCLOSURE REGARDING NAMED EXECUTIVE OFFICER COMPENSATION (TOGETHER WITH THE ACCOMPANYING NARRATIVE DISCLOSURE) IN THIS PROXY STATEMENT (ITEM 3 ON THE PROXY CARD).

RELATED PERSON TRANSACTIONS

We have adopted a written policy formalizing the manner in which we deal with a proposed transaction involving the Corporation and any of our directors, any director nominees, any executive officers, any 5% shareholder or any immediate family member of the foregoing (“related persons”) because we recognize that related person transactions present a heightened risk of a conflict of interest and can create the appearance of a conflict of interest. A copy of this “Policy with Respect to Related Person Transactions” is posted on our website at www.fnbcorporation.com under the “Corporate Governance” tab. Under our policy, all proposed related person transactions must receive the prior approval of the Nominating and Corporate Governance Committee of our Board of Directors before we can take part in the transaction and if such transaction continues for more than one year this committee must annually approve the transaction.

In 2008, some of our directors and executive officers and their associates were customers of, and had transactions with, one or more of the Company’s subsidiaries in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with unaffiliated persons. (See discussion under title, “Director Independence Determinations” in this proxy statement). We expect similar transactions to take place in the future. In 2008, each of the Company directors and Named Executive Officers had loans or loan commitments with the Company’s subsidiary bank, FNBPA, which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Company, and these loans did not involve more than the normal risk of collectability, nor did they present other unfavorable features. We determined that these loans and loan commitments were determined to be performing in accordance with their contractual terms. In addition, the Company’s affiliate, First National Trust Company, acts as fiduciary under various employee benefit plans of and acts as investment manager to certain customers whose officers and/or directors may also be directors of the Company. These fiduciary arrangements are entered into in the ordinary course on terms substantially similar to those entered into with customers who do not have any affiliation with the Company.

There are no family relationships as defined in the SEC and the NYSE rules between any of our executive officers or directors and any other executive officer or director of the Company. However, Director Rose’s step-son and his nephew are employees of F.N.B. affiliates and receive compensation in accordance with F.N.B.’s policies and practices. Director Radcliffe’s nephew is employed with FNBPA and his compensation is in accordance with F.N.B.’s policies and practices. Also, the President of our merchant banking subsidiary, F.N.B. Capital Corporation, LLC, is the son of the Company’s Chairman, President and Chief Executive Officer (see discussion below). These employees participate in compensation and incentive plans or arrangements on the same basis as other similarly situated employees and received referral fees and relocation expenses in accordance with our standard policies.

Stephen J. Gurgovits, Jr., President of F.N.B. Capital Corporation, LLC, a subsidiary of F.N.B. engaged in merchant banking activities, is the son of Stephen J. Gurgovits, Sr., our Chairman, President and Chief Executive Officer. In 2008, Mr. Gurgovits, Jr. received a base salary of $148,296; cash bonus of $16,487; and perquisites of $3,578. During 2008, we also recorded expenses in the amount of $5,327 for Mr. Gurgovits, Jr.’s restricted stock awards, granted in prior years under the 2001 Plan, determined pursuant to Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, assuming that he will perform the requisite service. Mr. Gurgovits, Jr.’s compensation is paid in accordance with applicable policies and practices of the Company.

Lastly, Ms. Sandra Gurgovits, who is the wife of F.N.B. Chairman, President and Chief Executive Officer, Stephen J. Gurgovits, Sr., is a licensed realtor with Northwood Realty Services office (which is not affiliated with the Company), located in Hermitage, Pennsylvania. From time to time she may be engaged by employees of the Company or its affiliates who are provided relocation allowances under the Company’s relocation policy in connection with their move to or from the Company’s headquarters. As compensation for her services as a real estate agent, Ms. Gurgovits receives commission payments from such employees in the ordinary course of business in accordance with Northwood Realty Services’ standard commission schedules.

COMMUNICATIONS WITH THE F.N.B. BOARD

Shareholders or other interested parties may send communications to our Board of Directors, Board Chairman, Committee Chairmen, Lead Director and/or any individual director by addressing such communications to the Board of Directors, or to any individual director, c/o Corporate Secretary, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148. The Corporate Secretary, or his designee, will promptly forward all such communications submitted and addressed in this manner to the members of the Board of Directors or any designated individual director or directors, as the case may be. All shareholder communications with the Board or individual directors will be delivered without being screened by the Corporate Secretary or any other Company employee.

SHAREHOLDER PROPOSALS

Any shareholder who, in accordance with and subject to the provisions of Rule 14a-8 of the SEC proxy rules, wishes to submit a proposal for inclusion in our proxy statement for our 2010 Annual Meeting of Shareholders must deliver such proposal in writing to our Corporate Secretary at F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148 no later than December 1, 2009.

Pursuant to Article I Section 1.11 of our Bylaws, if a shareholder wishes to present at our 2009 Annual Meeting of Shareholders (i) a proposal relating to nominations for and election of directors or (ii) a proposal relating to a matter other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the SEC, the shareholder must comply with the provisions relating to shareholder proposals set forth in our Bylaws, which are summarized below. Written notice of any such proposal containing the information required under our Bylaws, as described herein, must be delivered in person, by first class United States mail postage prepaid or by reputable overnight delivery service to the attention of our Corporate Secretary, at our principal executive offices at F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148 during the period commencing on December 1, 2009, and ending on January 4, 2010.

A written nomination for a director must set forth:

(1)	the name and address of the shareholder who intends to make the nomination (the “Nominating Shareholder”);

(2)	the name, age, business address and, if known, residence address of each person so proposed;

(3)	the principal occupation or employment of each person so proposed for the past five years;

(4)	the qualifications of the person so proposed;

(5)	the number of shares of our capital stock beneficially owned within the meaning of SEC Rule 13d-3 by each person so proposed and the earliest date of acquisition of any such capital stock;

(6)	a description of any arrangement or understanding between each person so proposed and the Nominating Shareholder with respect to such person’s nomination and election as a director and actions to be proposed or taken by such person as a director;

(7)	the written consent of each person so proposed to serve as a director if nominated and elected as a director; and

(8)	such other information regarding each such person as would be required under the proxy rules of the SEC if proxies were to be solicited for the election as a director of each person so proposed.

With respect to nominations by shareholders, only candidates nominated by shareholders for election as a member of our Board of Directors in accordance with our bylaw provisions as summarized herein will be eligible to be nominated for election as a member of our Board of Directors at our 2010 Annual Meeting of Shareholders, and any candidate not nominated in accordance with such provisions will not be considered or acted upon for election as a director at our 2010 Annual Meeting of Shareholders.

A written proposal relating to a matter other than a nomination for election as a director must set forth information regarding the matter equivalent to the information that would be required under the proxy rules of the SEC if proxies were solicited for shareholder consideration of the matter at a meeting of shareholders. Only shareholder proposals submitted in accordance with the Company bylaw provisions summarized above will be eligible for presentation at our 2010 Annual Meeting of Shareholders, and any other matter not submitted to our Board of Directors in accordance with such provisions will not be considered or acted upon at our 2010 Annual Meeting of Shareholders.

OTHER MATTERS

Our Board of Directors does not know of any matters to be presented for consideration at our Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if any matters are properly presented, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the individuals designated as proxies.

“Householding” of Proxy Materials.  The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, may deliver a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148, c/o Investor Relations or by calling our Transfer Agent representative at 1-800-368-5948.

Electronic Delivery of Proxy Materials

You can also access the Company’s proxy statement, Form 10-K for the fiscal year ended December 31, 2008 and our Annual Report to shareholders, via the Internet at:

http://www.fnbcorporation.com/corpdata/annualreports/2008/proxystatement2009.html

For our 2010 Annual Meeting of Shareholders, you can help us save significant printing and mailing expenses by consenting to access the proxy statement, proxy card and Annual Report electronically over the Internet. If you hold your shares in your own name (instead of “street name” through a bank, broker or other nominee), you can choose this option by appropriately marking the box on your proxy card denoting your consent to electronic access or, if voting by telephone, following the prompts for consenting to electronic access, or following the instructions at the Internet voting website at www.proxyvotenow.com/fnb, which has been established for you to vote your shares for the meeting. If you choose to receive your proxy materials and Annual Report electronically, then prior to next year’s Annual Meeting you will receive notification when the proxy materials and Annual Report are available for on-line review over the Internet, as well as the instructions for voting electronically over the Internet. Your choice for electronic distribution will remain in effect until you revoke it by sending a written request to: Investor

Relations, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148. If you hold your shares in “street name” through a bank, broker or other nominee, you should follow the instructions provided by that entity if you wish to access our proxy materials electronically over the internet.

Miscellaneous

The information referred to under the captions “Compensation Committee Report” and “Audit Committee Report” (i) shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the 1934 Act, and (ii) except to the extent that F.N.B. specifically incorporates it by reference into such filing, shall not be deemed to be incorporated by reference in any such filing.

BY ORDER OF THE BOARD OF DIRECTORS,

David B. Mogle, Corporate Secretary

April 3, 2009

F.N.B. CORPORATION
One F.N.B. Boulevard
Hermitage, Pennsylvania 16148
(724) 981-6000
Website: www.fnbcorporation.com

REVOCABLE PROXY
F.N.B. Corporation
2009 ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Scott D. Free, Louise Lowrey and James G. Orie, each with full power to act without the others, as proxies of the undersigned, each with the full power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all the shares of Common Stock of F.N.B. Corporation held of record by the undersigned on March 11, 2009 at the Annual Meeting of Shareholders to be held on May 20, 2009 or any adjournment, postponement or continuation thereof.
PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE
BY TELEPHONE OR VIA THE INTERNET.
(Continued, and to be marked, signed and dated, on the other side) ç FOLD AND DETACH HERE ç
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2009
THE F.N.B. CORPORATION PROXY STATEMENT AND 2008 ANNUAL REPORT
TO SHAREHOLDERS ARE AVAILABLE AT:
http://www.fnbcorporation.com/corpdata/annualreports/2008/proxystatement2009.html
You can vote by proxy in one of three ways:
1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
or
2. Call toll free 1-866-776-5642 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.
or
3. Via the Internet at https://www.proxyvotenow.com/fnb and follow the instructions.
YOUR VOTE IS IMPORTANT!
PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS
5710

Annual Meeting of Shareholders May 20, 2009 REVOCABLE PROXY F.N.B. Corporation X PLEASE MARK AS INDICATED IN THIS EXAMPLE For Withhold All For All Except 1. The election as directors of all nominees listed (except as marked to the contrary below): Term expiring in 2010: (01) Philip E. Gingerich, (02) Robert B. Goldstein, (03) David J. Malone, (04) Arthur J. Rooney, II, (05) William J. Strimbu INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below. If you marked "For All Except," your shares will be voted for the election of each nominee whose name is not written in the space above. For Against Abstain 2. Ratification of Ernst & Young LLP as F.N.B. Corporation's independent registered public accounting firm for 2009. 3. Approval of F.N.B. Corporation's overall executive compensation policies and procedures. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The Board of Directors recommends a vote FOR all the nominees listed in Proposal No. 1, FOR Proposal No. 2 and FOR Proposal No. 3. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES LISTED IN PROPOSAL NO. 1, FOR PROPOSAL NO. 2 AND FOR PROPOSAL NO. 3. Mark here if you plan to attend the meeting Mark here to sign up for future electronic delivery of Annual Reports and Proxy Statements Please be sure to sign and date this proxy card in the box below. Date Shareholder sign above Co-holder (if any) sign above Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW TO VOTE BY MAIL DETACH ABOVE CARD, MARK, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROXY VOTING INSTRUCTIONS S Shareholders of record have three ways to vote by proxy: 1. Mail; or 2. Telephone (using a Touch-Tone Phone); or 3. Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., May 20, 2009. Do not return this proxy if you vote by telephone or Internet. Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 20, 2009 1-866-776-5642 Vote by Internet Anytime prior to 3 a.m., May 20, 2009 go to https://www.proxyvotenow.com/fnb Please note that the last vote received from a shareholder, whether by telephone, Internet or by mail, will be the vote counted. ACCESS ONLINE PROXY MATERIALS AT: http://www.fnbcorporation.com/corpdata/annualreports/2008/proxystatement2009.html Your vote is important!

REVOCABLE PROXY
F.N.B. Corporation
2009 ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints First National Trust Company as attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of F.N.B. Corporation held of record by the undersigned on March 11, 2009 at the Annual Meeting of Shareholders to be held on May 20, 2009 or any adjournment, postponement or continuation thereof.
F.N.B. CORPORATION PROGRESS SAVINGS PLAN
PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE
BY TELEPHONE OR VIA THE INTERNET.
(Continued, and to be marked, signed and dated, on the other side) ç FOLD AND DETACH HERE ç
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2009
THE F.N.B. CORPORATION PROXY STATEMENT AND 2008 ANNUAL REPORT
TO SHAREHOLDERS ARE AVAILABLE AT:
http://www.fnbcorporation.com/corpdata/annualreports/2008/proxystatement2009.html
You can vote by proxy in one of three ways:
1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
or
2. Call toll free 1-866-776-5642 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.
or
3. Via the Internet at https://www.proxyvotenow.com/fnb and follow the instructions.
YOUR VOTE IS IMPORTANT!
PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS
5710/7525

Annual Meeting of Shareholders May 20, 2009 REVOCABLE PROXY F.N.B. Corporation X PLEASE MARK AS INDICATED IN THIS EXAMPLE For Withhold All For All Except 1. The election as directors of all nominees listed (except as marked to the contrary below): Term expiring in 2010: (01) Philip E. Gingerich, (02) Robert B. Goldstein, (03) David J. Malone, (04) Arthur J. Rooney, II, (05) William J. Strimbu INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below. If you marked "For All Except," your shares will be voted for the election of each nominee whose name is not written in the space above. For Against Abstain 2. Ratification of Ernst & Young LLP as F.N.B. Corporation's independent registered public accounting firm for 2009. 3. Approval of F.N.B. Corporation's overall executive compensation policies and procedures. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The Board of Directors recommends a vote FOR all the nominees listed in Proposal No. 1, FOR Proposal No. 2 and FOR Proposal No. 3. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES LISTED IN PROPOSAL NO. 1, FOR PROPOSAL NO. 2 AND FOR PROPOSAL NO. 3. Mark here if you plan to attend the meeting Mark here to sign up for future electronic delivery of Annual Reports and Proxy Statements Please be sure to sign and date this proxy card in the box below. Date Shareholder sign above Co-holder (if any) sign above F.N.B. CORPORATION PROGRESS SAVINGS PLAN Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW TO VOTE BY MAIL DETACH ABOVE CARD, MARK, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROXY VOTING INSTRUCTIONS S Shareholders of record have three ways to vote by proxy: 1. Mail; or 2. Telephone (using a Touch-Tone Phone); or 3. Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., May 15, 2009. Do not return this proxy if you vote by telephone or Internet. Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 15, 2009 1-866-776-5642 Vote by Internet Anytime prior to 3 a.m., May 15, 2009 go to https://www.proxyvotenow.com/fnb Please note that the last vote received from a shareholder, whether by telephone, Internet or by mail, will be the vote counted. ACCESS ONLINE PROXY MATERIALS AT: http://www.fnbcorporation.com/corpdata/annualreports/2008/proxystatement2009.html Your vote is important!

REVOCABLE PROXY
F.N.B. Corporation
2009 ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Principal Trust Company as attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of F.N.B. Corporation held of record by the undersigned on March 11, 2009 at the Annual Meeting of Shareholders to be held on May 20, 2009 or any adjournment, postponement or continuation thereof.
ROGER BOUCHARD PROFIT SHARING PLAN
PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE
BY TELEPHONE OR VIA THE INTERNET.
(Continued, and to be marked, signed and dated, on the other side) ç FOLD AND DETACH HERE ç
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2009
THE F.N.B. CORPORATION PROXY STATEMENT AND 2008 ANNUAL REPORT
TO SHAREHOLDERS ARE AVAILABLE AT:
http://www.fnbcorporation.com/corpdata/annualreports/2008/proxystatement2009.html
You can vote by proxy in one of three ways:
1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
or
2. Call toll free 1-866-776-5642 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.
or
3. Via the Internet at https://www.proxyvotenow.com/fnb and follow the instructions.
YOUR VOTE IS IMPORTANT!
PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS
5710/7526

Annual Meeting of Shareholders May 20, 2009 REVOCABLE PROXY F.N.B. Corporation X PLEASE MARK AS INDICATED IN THIS EXAMPLE For Withhold All For All Except 1. The election as directors of all nominees listed (except as marked to the contrary below): Term expiring in 2010: (01) Philip E. Gingerich, (02) Robert B. Goldstein, (03) David J. Malone, (04) Arthur J. Rooney, II, (05) William J. Strimbu INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below. If you marked "For All Except," your shares will be voted for the election of each nominee whose name is not written in the space above. For Against Abstain 2. Ratification of Ernst & Young LLP as F.N.B. Corporation's independent registered public accounting firm for 2009. 3. Approval of F.N.B. Corporation's overall executive compensation policies and procedures. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The Board of Directors recommends a vote FOR all the nominees listed in Proposal No. 1, FOR Proposal No. 2 and FOR Proposal No. 3. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES LISTED IN PROPOSAL NO. 1, FOR PROPOSAL NO. 2 AND FOR PROPOSAL NO. 3. Mark here if you plan to attend the meeting Mark here to sign up for future electronic delivery of Annual Reports and Proxy Statements Please be sure to sign and date this proxy card in the box below. Date Shareholder sign above Co-holder (if any) sign above ROGER BOUCHARD PROFIT SHARING PLAN Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW TO VOTE BY MAIL DETACH ABOVE CARD, MARK, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROXY VOTING INSTRUCTIONS S Shareholders of record have three ways to vote by proxy: 1. Mail; or 2. Telephone (using a Touch-Tone Phone); or 3. Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., May 15, 2009. Do not return this proxy if you vote by telephone or Internet. Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 15, 2009 1-866-776-5642 Vote by Internet Anytime prior to 3 a.m., May 15, 2009 go to https://www.proxyvotenow.com/fnb Please note that the last vote received from a shareholder, whether by telephone, Internet or by mail, will be the vote counted. ACCESS ONLINE PROXY MATERIALS AT: http://www.fnbcorporation.com/corpdata/annualreports/2008/proxystatement2009.html Your vote is important!

REVOCABLE PROXY
F.N.B. Corporation
2009 ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Scott D. Free, Louise Lowrey and James G. Orie, each with full power to act without the others, as proxies of the undersigned, each with the full power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all the shares of Common Stock of F.N.B. Corporation held of record by the undersigned on March 11, 2009 at the Annual Meeting of Shareholders to be held on May 20, 2009 or any adjournment, postponement or continuation thereof.
PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
(Continued, and to be marked, signed and dated, on the other side) ç FOLD AND DETACH HERE ç
5710

Annual Meeting of Shareholders May 20, 2009 REVOCABLE PROXY F.N.B. Corporation X PLEASE MARK AS INDICATED IN THIS EXAMPLE For Withhold All For All Except 1. The election as directors of all nominees listed (except as marked to the contrary below): Term expiring in 2010: (01) Philip E. Gingerich, (02) Robert B. Goldstein, (03) David J. Malone, (04) Arthur J. Rooney, II, (05) William J. Strimbu INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below. If you marked "For All Except," your shares will be voted for the election of each nominee whose name is not written in the space above. For Against Abstain 2. Ratification of Ernst & Young LLP as F.N.B. Corporation's independent registered public accounting firm for 2009. 3. Approval of F.N.B. Corporation's overall executive compensation policies and procedures. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The Board of Directors recommends a vote FOR all the nominees listed in Proposal No. 1, FOR Proposal No. 2 and FOR Proposal No. 3. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES LISTED IN PROPOSAL NO. 1, FOR PROPOSAL NO. 2 AND FOR PROPOSAL NO. 3. Mark here if you plan to attend the meeting Mark here to sign up for future electronic delivery of Annual Reports and Proxy Statements Please be sure to sign and date this proxy card in the box below. Date Shareholder sign above Co-holder (if any) sign above Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

REVOCABLE PROXY F.N.B. Corporation 2009 ANNUAL MEETING OF SHAREHOLDERS MAY 20, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Scott D. Free, Louise Lowrey and James G. Orie, each with full power to act without the others, as proxies of the undersigned, each with the full power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all the shares of Common Stock of F.N.B. Corporation held of record by the undersigned on March 11, 2009 at the Annual Meeting of Shareholders to be held on May 20, 2009 or any adjournment, postponement or continuation thereof. SEMINOLE BANK
PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR VIA THE INTERNET. (Continued, and to be marked, signed and dated, on the other side)
FOLD AND DETACH HERE
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2009 THE F.N.B. CORPORATION PROXY STATEMENT AND 2008 ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT: http://www.fnbcorporation.com/corpdata/annualreports/2008/proxystatement2009.html
Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
YOUR VOTE IS IMPORTANT! PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The Board of Directors recommends a vote FOR all the nominees listed in Proposal No. 1, FOR Proposal No. 2 and FOR Proposal No. 3. Wiufh kwbfih WFHU
ffffTHIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES LISTED IN PROPOSAL NO. 1, FOR PROPOSAL NO. 2 AND FOR PROPOSAL NO. 3.
PLEASE MARK AS INDICATED
Annual Meeting of Shareholders
Seminole Bank X
IN THIS EXAMPLE
May 20, 2009
Withhold For All
For All Except
1. The election as directors of all nominees listed (except as marked to the contrary below): Term expiring in 2010:
(01) Philip E. Gingerich, (02) Robert B. Goldstein, (03) David J. Malone, (04) Arthur J. Rooney, II, (05) William J. Strimbu
INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.
If you marked “For All Except,” your shares will be voted for the election of each nominee whose name is not written in the space above.
For Against Abstain
2. Ratification of Ernst & Young LLP as F.N.B. Corporation’s
independent registered public accounting firm for 2009.
Please note that the last vote received from a shareholder will be the vote counted.
ACCESS ONLINE PROXY MATERIALS AT: http://www.fnbcorporation.com/corpdata/annualreports/2008/proxystatement2009.html
Shareholders of record may return their proxy by mail in enclosed envelope.
PROXY VOTING INSTRUCTIONS TO VOTE BY MAIL DETACH ABOVE CARD, MARK, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE
..
Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Your vote is important!